                                CONFIDENTIAL

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                                      OEM
                               PURCHASE AND SALE
                                   AGREEMENT

                                BY AND BETWEEN

                              NORTEL NETWORKS INC.

                                       &
                                SONOMA SYSTEMS






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

                                  CONFIDENTIAL


                                TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
1.       DEFINITIONS....................................................................................1
2.       SCOPE..........................................................................................2
3.       EXHIBITS.......................................................................................3
4.       NORTEL NETWORK'S PRODUCT QUALIFICATION AND
         ACCEPTANCE PROGRAM.............................................................................3
5.       PRODUCT AND PROCESS CHANGES....................................................................4
6.       QUALITY CONTROL AND RELIABILITY REQUIREMENTS,
         SUPPLY MANAGEMENT AND NORTEL NETWORK'S
         AUDITING RIGHTS................................................................................6
7.       INTENTIONALLY DELETED..........................................................................7
8.       ORDERING.......................................................................................7
9.       DELIVERY.......................................................................................8
10.      PRICES AND PAYMENTS............................................................................9
11.      TITLE AND RISK OF LOSS.........................................................................10
12.      INSPECTION.....................................................................................10
13.      WARRANTY.......................................................................................10
14.      REPAIR PROCEDURES..............................................................................12
15.      REPAIR SERVICES................................................................................13
16.      CONTINUING AVAILABILITY OF TECHNICAL ASSISTANCE,
         REPAIR SERVICES, MAINTENANCE, REPLACEMENT
         AND REPAIR PARTS...............................................................................15
17.      TECHNICAL ASSISTANCE AND MARKETING SUPPORT.....................................................15
18.      DOCUMENTATION..................................................................................16
19.      CONFIDENTIAL INFORMATION.......................................................................16
20.      INTELLECTUAL PROPERTY RIGHT INFRINGEMENT.......................................................17
21.      HAZARDOUS MATERIALS............................................................................18
22.      INDEMNITY......................................................................................18
23.      COMPLIANCE WITH LAWS...........................................................................19
24.      CONSEQUENTIAL DAMAGES..........................................................................19
25.      INSURANCE......................................................................................19
26.      FORCE MAJEURE..................................................................................19
27.      TERM...........................................................................................20
28.      TERMINATION AND CONTINUING RIGHTS..............................................................20
29.      NOTICES........................................................................................21
30.      MANUFACTURING ESCROW AND CONTINGENT LICENSE....................................................21
31.      GOVERNING LAW..................................................................................21
32.      GENERAL........................................................................................21


                                  CONFIDENTIAL

                                    EXHIBITS

Exhibit A -     Product Lists, Part I and Part II, Prices, Discounts, Availability Dates and FCA Delivery Locations

Exhibit B -     Specifications and Acceptance Program

Exhibit C -     Demand-Pull Program

Exhibit D -     Repair Services Rates, FCA Repair Locations and Technical Assistance Rates

Exhibit E -     Procedures for Orders utilizing EDI and TDI

Exhibit F -     Monthly Reports

Exhibit G -     Change Notification

Exhibit H -     Technical Assistance

Exhibit I -     RUS Debarment Certificate

Exhibit J -     INTENTIONALLY DELETED

Exhibit K -     Marketing Support

Exhibit L -     Trade Agreement - Procedures

Exhibit M -     Notices

Exhibit N -     Escrow Terms and Conditions and Escrow Agreement


                                  CONFIDENTIAL

                         OEM PURCHASE AND SALE AGREEMENT

This OEM Purchase and Sale Agreement ("Agreement") entered into by and between NORTEL NETWORKS INC., a Delaware corporation with offices located at 2375B North Glenville, Richardson, Texas, 75082, (hereinafter referred to as "NORTEL NETWORKS") and SONOMA SYSTEMS, a California corporation with offices located at 4640 Admiralty Way, Suite 600, Marina del Rey, CA 90292 (hereinafter referred to as "SUPPLIER").

WITNESSETH that the Parties hereto hereby agree as follows:

1.       DEFINITIONS

1.1      As used herein:

a)       "ARO" means after receipt of a Purchase Order or Release.

b) "BLANKET PURCHASE ORDER" means a Purchase Order which does not set forth a Delivery Date.

c) "BUSINESS DAY" means any day other than a Saturday, Sunday, a non-working day or statutory holiday observed in the jurisdiction where a right is to be exercised or an obligation to be executed hereunder.

d)       INTENTIONALLY DELETED.

e) "DELIVERY DATE" means the date specified in a Purchase Order or a Release when the Products are to be delivered to the FCA Delivery Location except in the event Nortel Networks elects to take delivery of such Products at Supplier's loading dock, in which case the Delivery Date shall be the date Nortel Networks takes delivery of such Products at Supplier's loading dock.

f) "DEMAND-PULL PROGRAM" means Nortel Networks' ordering process which may be established by Nortel Networks pursuant to Section 8 (Ordering) and Exhibit C.

g)       "DOCUMENTATION" means the documentation as described in Section 18.

h) "EDI" means the electronic data interchange procedures established in Exhibit E.

i)       "EFFECTIVE DATE" means February 9, 2000.

j)       "EXHIBIT" means any Exhibit listed in Section 3 hereof.

k) "FCA DELIVERY LOCATIONS" means FCA delivery locations listed in Exhibit A Part III or as specified in the applicable Order or Release.

l) "FCA REPAIR LOCATIONS" means Supplier's FCA repair locations listed in Exhibit D, Part II.

m) "FREE CARRIER" and "FCA" have the meaning set forth in the International Chamber of Commerce document, "INCOTERMS 1990".

n) "HARDWARE" means the hardware components of the Products and any set of programs in machine-executable code whether residing in fixed coded instructions resident in read-only memory or equivalent devices forming part of hardware and sometimes known as firmware or whether residing in any other form of memory device such as `flash memory'.

o) "PARTY" means Nortel Networks or Supplier and "PARTIES" means Nortel Networks and Supplier.

p) "PRICES" means the prices applicable to the Products and Repair Services determined in accordance with Section 10 (Prices and Payments) hereof, Exhibit A, Part I and Part II and Exhibit D.

q) "PROCESS" means a set of inter-related resources and activities which transform inputs into outputs; resources may include personnel, finance, facilities, equipment, techniques and methods.

r) "PRODUCT" means any one of the products comprising Hardware and Software components, listed in the Product List attached hereto as Exhibit A, Part I, as such Exhibit A, Part I may be modified, from time to time, in accordance herewith or by agreement of the Parties and "PRODUCTS" means some or all Products.

                                   CONFIDENTIAL

         Whenever the term "PRODUCT" is used in this Agreement with respect to any Supplier product, such term designates any such product listed in Exhibit A, Part II not yet accepted by Nortel Networks in accordance with Section 4 (Nortel Networks' Product Qualification and Acceptance Process) and "PRODUCTS" means some or all products.

s) "PURCHASE ORDER" means any purchase order issued (by any means of transmission) or output of an electronic "paperless" process, initiated by Nortel Networks, in respect of the Products or products and accepted pursuant to Section 8 (Ordering).

t) "RELEASE" means a verbal release confirmed in writing within two (2) Business Days, the document issued (by any means of transmission) or output of an electronic "paperless" process, initiated by Nortel Networks, pursuant to a Blanket Purchase Order by which the Delivery Date for such Blanket Purchase Order or portion(s) thereof is requested.

u) "REPAIR DATE" means the date on which the repair of a Product is completed as stamped on the Products in accordance with Section 14.4.

v) "REPAIR SERVICES" means in the case of Hardware, the upgrade, the repair or replacement of defective Hardware and in the case of Software, the update, the correction or replacement of defective Software as set forth in Section 15 (Repair Services) to be performed during and after the applicable Product Warranty Period.

w) "SOFTWARE" means any set of programs in machine readable object code, residing in memories or diskettes or other media for application in or with the Products, which provides basic logic, operating instructions, user-related application instructions and network management information as well as associated Software documentation.

x) "SPECIFICATIONS" means the technical specifications and the other requirements listed, described or referred to in Exhibit B, Part I, including acceptance test specifications, which are required to be met by the Products and the Documentation.

y) "SUBSIDIARY" means a corporation in which Nortel Networks effectively owns or controls, and continues to own or control, directly or indirectly, more than fifty percent (50%) of the voting stock or shares.

z) "TERM" has the meaning ascribed to such term in Section 27 (Term) of this Agreement.

aa) "$" OR "DOLLARS" means lawful money of the United States of America except as otherwise expressly set forth herein.

1.2 Any reference in this Agreement to another agreement shall mean such other agreement as executed by the Parties thereto and all amendments thereto, unless otherwise explicitly stated.

2.       SCOPE

2.1 From time to time Nortel Networks may request Supplier to sell the Products to Nortel Networks and Supplier agrees to sell such Products to Nortel Networks. The sale of Products by Supplier and the purchase of Products by Nortel Networks shall be in accordance with the terms of this Agreement and Exhibits thereto. The terms and conditions of this Agreement shall also apply in their entirety to products purchased by Nortel Networks from Supplier during the ninety (90) day period prior to the Effective Date.

2.2 Nortel Networks shall have the right to request Supplier to customize any Product, product or Documentation and Supplier, upon Nortel Networks' request undertakes to so customize any such Product, product or Documentation. Customization requirements, if any, shall be incorporated in the Specifications and the sale and purchase of any customized Product, product or Documentation shall be in accordance with the terms and conditions of this Agreement and Exhibits thereto. At the time any customized Product, product or Documentation is incorporated in this Agreement, Exhibit A, Part II and Exhibit B shall be amended to add thereto the prices and the availability date and the acceptance program applicable to such customized Product, product or Documentation. This Section is also applicable to Documentation included with the Products and products. If Supplier receives an order for product documentation from a customer of Nortel Networks, to the extent Supplier has customized any documentation so ordered for Nortel Networks, Supplier shall furnish such customer with the customized documentation and not Supplier's documentation.

         If requested by Nortel Networks, the Products will incorporate Nortel Networks' branding requirements, in accordance with the Specifications to include, as mutually agreed and without limitation, Nortel Networks' name, trademark and logotype, Nortel Networks' color, Nortel Networks' part number as per Specifications, Nortel Networks' bar-codes and/or CLEI codes, Nortel Networks' technical handbook (standard gray color binder) with each Product, packing material with Nortel Networks' logotype and Nortel Networks' box bar coding, applicable to each shipment. In respect of Supplier's obligations under this Section 2.2, Nortel Networks shall pay Supplier a one-time fee of [*] dollars ($[*]). Supplier may invoice this amount to Nortel Networks no earlier than March 15, 2000.


* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                                   CONFIDENTIAL

2.3 Supplier hereby grants to Nortel Networks' the non-exclusive worldwide right to distribute and sell Products, directly or indirectly, including the right to sublicense for use the Software for the life of the Products. Any sublicensing of Software by Nortel Networks' in accordance with the foregoing will be pursuant to terms and conditions consistent with terms and conditions which govern the licensing of Nortel Networks' software used for the operation of Nortel Networks' products comparable to the Products. Supplier hereby grants to Nortel Networks the non-exclusive worldwide royalty-free right to use the during the life of the Products, Software in connection with its support, including without limitation network management undertaken by Nortel Networks, and evaluation of the Products. With respect to Products used by Nortel Networks internally during the Term, Supplier shall provide Nortel Networks the same support is as given to the Products during the Warranty Period. Supplier shall provide for Nortel Networks use in accordance with the terms of this Section 2.3, all patches, modifications and upgrades to the Software as such become available during the Term.

2.4 Nortel Networks and Supplier may from time to time, by mutual agreement, modify the Product Lists contained in Exhibit A, to add thereto other products offered for sale by Supplier, and/or to incorporate therein enhancements or new features introduced in Products by Supplier. Supplier shall advise Nortel Networks during scheduled Product marketing reviews and offer and make available to Nortel Networks for incorporation in this Agreement, any new product or Product enhancement or new feature that Supplier makes generally available. Such notification shall be made by Supplier to Nortel Networks within seven (7) calendar days of the Supplier's internal design authorization allowing any such new product, enhancement or feature. If Nortel Networks accepts Supplier's offer, the actual incorporation in this Agreement of any such new product or any Product enhancement or new feature will take place only after it complies with Nortel Networks' acceptance requirements under Section 4 (Nortel Networks' Product Qualification and Acceptance Process). At the time any new product or Product enhancement or new feature is incorporated in this Agreement, Exhibit A, Part II and Exhibit B shall be amended to add thereto the prices and the availability date and the acceptance program applicable to such new product or Product enhancement or new feature.

2.5 Nothing in this Agreement shall be interpreted or construed to limit either Party's right to perform or to continue to perform its own independent research, development, manufacturing or marketing of any type of products or systems even if such research, development, manufacturing or marketing pertains to technology or products similar to the Products or products.

2.6 Supplier accepts and acknowledges that Nortel Networks may request it to sell Products to Nortel Networks Companies and in such event this Agreement shall be deemed to extend to and for the benefit of Nortel Networks Companies. Such Nortel Networks Companies shall be entitled to exercise on their own behalf Nortel Networks' rights in respect of the purchase of Products pursuant to this Agreement including, without limitation, the right to place Purchase Orders together with the rights which accrue in respect of the Products or in respect of the ordering or delivery of such Products. For the purposes of giving effect to the above, where a Nortel Networks Company purchases Products pursuant to this Agreement, where the context so admits, references to Nortel Networks shall be deemed to be to the relevant Nortel Networks Company which is ordering and/or purchasing Products in accordance with the terms of this Agreement. Each Blanket Purchase Order, Release and Purchase Order shall create rights and obligations solely between Supplier and the Nortel Networks Company which issues the Blanket Purchase Order, the Release and the Purchase Order. For the purpose of this Agreement, "Nortel Networks Company" shall mean individually or collectively: (i) a Manufacturing Licensee (i.e. a third party which enters into an agreement with a Nortel Networks Company to (1) manufacture in modified or unmodified form, a Nortel Networks product incorporating the Product, and (2) lease, sell, sublicense or otherwise distribute (directly or indirectly through distributors such Nortel Networks product under Nortel Networks' or the Manufacturing Licensee's own brand name; and/or (ii) a joint venture, which is a cooperative enterprise formed between a Nortel Networks Company and one or more other autonomous entities to address more effectively certain mutual business interests and opportunities; and (iii) a corporation or other legal entity other than a Subsidiary in which a Nortel Networks Company, directly or indirectly owns or controls, and continues to own or control, twenty percent (20%) or more of the voting stock or shares, or other control mechanism; and/or (iv) a Subsidiary. Without prejudice to the foregoing provisions, Supplier shall not sell Products to Nortel Networks Companies without having first obtained the written consent of Nortel Networks' Brand Management. The date of Nortel Networks' Management's consent shall be deemed to be the date of the Purchase Order for the purposes of Section 8 (Ordering).



3.       EXHIBITS

3.1 The following Exhibits, attached hereto, are an integral part of this Agreement and are incorporated herein by reference:

         Exhibit A -      Product Lists, Part I and Part II, Prices, Discounts, Availability Dates and FCA Delivery Locations
         Exhibit B -      Specifications and Acceptance Program
         Exhibit C -      Demand-Pull Program
         Exhibit D -      Repair Services Rates, FCA Repair Locations and Technical Assistance Rates
         Exhibit E -      Procedures for Orders utilizing EDI and TDI
         Exhibit F -      Monthly Reports
         Exhibit G -      Change Notification


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                                      CONFIDENTIAL

         Exhibit H -      Technical Assistance
         Exhibit I -      RUS Debarment Certificate
         Exhibit J -      INTENTIONALLY DELETED
         Exhibit K -      Marketing Support
         Exhibit L -      North America Free Trade Agreements - Procedures
         Exhibit M -      Notices
         Exhibit N -      Escrow Terms and Conditions and Escrow Agreement.

3.2 Any amendment to any Exhibit shall be in the form of a revised Exhibit duly dated and signed by authorized representatives of the Parties.

4.       NORTEL NETWORKS' PRODUCT QUALIFICATION AND ACCEPTANCE PROGRAM

4.1 Supplier undertakes to supply Products which comply with the Specifications. Except as otherwise set forth herein, prior to being purchased by Nortel Networks, the products listed in Exhibit A, Part II will undergo a program of evaluation, qualification and acceptance by Nortel Networks ("ACCEPTANCE PROGRAM") to verify their compliance with the Specifications. Products listed in Exhibit A, Part I have been accepted by Nortel Networks in accordance with this Section 4. The Acceptance Program will be conducted in accordance with Exhibit B, Part II.

4.2 It is acknowledged by Supplier that circumstances may arise where Nortel Networks will desire to purchase one or more products as are listed in Exhibit A, Part II, prior to acceptance thereof in accordance with this Section 4. Such circumstances will be examined in good faith by the Parties on a case-by-case basis. In the event Supplier accepts to sell any one of the products, Nortel Networks will issue Purchase Order(s) covering same and the provisions of Section 4.6 shall be applicable to such Purchase Order(s). If products are ordered pursuant to this Section 4.2, such products shall be treated as Products for all purposes of this Agreement. Supplier shall not unreasonably refuse to accept Nortel Networks' Purchase Orders covering products. Specifications applicable to products ordered pursuant to this Section
         4.2 shall be the specifications set forth in Exhibit B, part I of this Agreement.

4.3 Acceptance by Nortel Networks of the products will take place upon successful completion by Nortel Networks of its Acceptance Program provided that the products comply with the Specifications. Nortel Networks will notify Supplier in writing of its acceptance of the products within three (3) Business Days from successful completion of its Acceptance Program.

4.4 In the event that in the course of the carrying out of the Acceptance Program, Nortel Networks determines that the products fail to comply with the Specifications, Nortel Networks will promptly notify Supplier in writing of such failure, with reasonable detail, and upon receipt of such notice, Supplier will, at its expense, take prompt and effective action to correct the notified deficiencies by the applicable Acceptance Date, as such term is hereafter defined. Product acceptance dates shall be agreed upon by the Parties on a case-by-case basis, any such date to be, in any event, no later than twelve (12) weeks after the product availability date specified in Exhibit A, Part II for each product (herein referred to as "ACCEPTANCE DATE"), or extensions thereof, if any, granted in writing by Nortel Networks. In such case, acceptance of the products will take place upon verification by Nortel Networks that the notified deficiencies have been corrected, and accepted products shall become Products hereunder and be deemed to be included in Exhibit A, Part I.

4.5 In the event that acceptance of the products does not take place on or before the Acceptance Date or extensions thereof, if any, granted in writing by Nortel Networks, or in the event Nortel Networks, acting reasonably, does not expect that acceptance will take place on the Acceptance Date or extensions thereof, if any, granted in writing by Nortel Networks , Nortel Networks may, in addition to any other remedies hereunder, at law or in equity, recover all costs and charges it has incurred as a result of the products not being accepted by the Acceptance Date, including, without limitation as to the nature of such costs and expenses, laboratory testing cancellation charges. In addition Nortel Networks may, upon notice to Supplier to that effect, request that a design review be held between Supplier's and Nortel Networks' engineers in order to determine how far away the products actually are from acceptance.

4.6 In the event Supplier has accepted Nortel Networks' Purchase Order(s) for products pursuant to Section 4.2 hereof, Nortel Networks may, in addition to its rights under Section 4.5 hereof, request that Supplier provide, and in such event, Supplier will provide as a temporary solution, functionally equivalent equipment acceptable to Nortel Networks' customer(s). Once the products have passed acceptance, Supplier shall, at its own cost, replace the functionally equivalent equipment with the Products, and shall invoice Nortel Networks for the price of Products only, once the Products have been delivered to Nortel Networks' customer(s). Nortel Networks shall not be responsible for the cost of the equipment sent as an alternate and temporary solution.

4.7 Supplier represents and warrants that it has identified and will use its best efforts to continue to identify to Nortel Networks any sole source/critical components incorporated into the Products.


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                                    CONFIDENTIAL

4.8 Acceptance of the Products by Nortel Networks under this Section 4 shall not relieve Supplier from its obligations to manufacture, deliver, repair and support the Products in accordance with this Agreement.

5.       PRODUCT AND PROCESS CHANGES

5.1 Supplier shall notify Nortel Networks in writing of all proposed modifications and changes that affect form, fit, function, performance or Price (herein "CHANGE(S)") to the Products and/or Processes. Such notification shall be made by Supplier to Nortel Networks within seven
         (7) calendar days of the Supplier's internal design authorization allowing any such Change except in the cases contemplated in Section 5.6, in which case Supplier shall promptly so notify Nortel Networks and initiate immediate action to correct the situation. The Changes which require that a notice be forwarded to Nortel Networks shall include, without limitation, any proposed Change to the Products in accordance with the classifications described in GR-209-CORE (herein "GR-209"). All Changes proposed outside the spectrum of GR-209 shall be classified as "O". Supplier shall comply with GR-209 except to the extent expressly set forth in this Section 5. The interpretation of GR-209 resides with Nortel Networks. Supplier's Change notifications (herein "CHANGE NOTIFICATIONS") shall be in the form and content of Exhibit G. The Parties will work together to address any known deviations from GR-209.

5.2 Supplier's written Change Notifications shall be numbered in a single sequential numbering scheme and shall include the information specified in GR-209 including the following: a detailed list of the Products and/or Processes affected and associated Changes that must be implemented in conjunction with or prior to the notified Change, the compatibility of the Change with the Products and/or Processes currently deployed, a detailed description of the reason for the Change, the effect on the Products and/or Processes once the Change is implemented and the procedure of implementation. In addition, a detailed description of the Change, the consequences if the Change is not implemented and the planned implementation date of the Change shall be included in the Change Notification. Supplier will propose a disposition plan for Nortel Networks' and its customers' stockrooms. Nortel Networks will notify Supplier of the type and quantity of Products it requires for the implementation of the Change and location where such Products should be delivered.

5.3 Nortel Networks reserves the right to request reasonable test data associated with any Product Changes. Furthermore, in the event Nortel Networks determines it is necessary to verify the Change prior to acceptance, Supplier shall supply, on loan and without charge, sufficient production level quality Products for such verification, or offer some other alternative arrangement, satisfactory to Nortel Networks, for such verification.

5.4 If Nortel Networks disagrees with any classification issued by Supplier, Supplier shall present evidence in writing, within a period of five (5) calendar days from Nortel Networks' request therefor, that such a classification is justified. If Nortel Networks still disagrees with the justification, Supplier shall negotiate in good faith with Nortel Networks until a final resolution is mutually agreed upon by the Parties within thirty (30) calendar days from the date of Supplier's Change Notification. In the event that thirty (30) calendar days after the date of Supplier's Change Notification, the Parties still disagree on the Change classification, Nortel Networks' reasonable determination shall prevail and be final.

5.5 Supplier shall not implement a Change such as those contemplated above without the prior written consent of Nortel Networks, which consent may not be unreasonably withheld. Should Nortel Networks fail to respond within a period of forty (40) calendar days from the date it has received a notice forwarded by Supplier under this Section 5, then Supplier shall have the right to implement such Change.

5.6 In addition to Supplier's warranty obligations contained in Section 13 (Warranty) and without diminishing Supplier's obligations under this
         Section 5 and Sections 6 (Quality Control and Reliability Requirements, Supply Management and Nortel Networks' Auditing Rights) and 15 (Repair Services), in the event that, during the Product Warranty Period or the Term, whichever is longer, an intrinsic design or manufacturing defect of the Product(s), including a failure of the Software to operate in the environment in which it is installed, without troubles, due to defects which result from the failure of the Software to conform to the Specifications, causes an inoperative, hazardous or unsatisfactory condition of a nature as to require the introduction in the Product(s) of a Class A or AC Change, as described in GR-209, Supplier shall, as expeditiously as possible, at its expense, generate a Class A or AC Change, as applicable, to eliminate the defect, and supply such Change, at no charge, for installation by Nortel Networks at reasonable costs, at Supplier's expense, in all defective units of the Product(s), both installed and stocked, in accordance with a retrofit program negotiated by Nortel Networks with its customers. A retrofit program is a program that allows Nortel Networks to install the Change in all of Nortel Networks' stockrooms and customer locations within a period not to exceed one hundred and eighty (180) calendar days from the date such inoperative, hazardous or unsatisfactory condition first occurs. In the course of negotiations of the retrofit program with its customers, Nortel Networks shall consult closely with Supplier with a view to endeavor to achieve the twofold objective of customers' satisfaction and minimization of retrofit costs to Supplier.

         Supplier shall provide, at its expense, seed stock units to support a retrofit project completion within said one hundred and eighty (180) days in quantities determined in accordance with the following formulae: The one hundred and eighty (180) day period begins when all the details of the retrofit program are determined by Nortel Networks.


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                                       CONFIDENTIAL

         Seed Stock Units = Material Cycle Time (Weeks) x Repair and Return Rate

         Repair and Return Rate =         Number of units to be retrofitted
                                    --------------------------------------------
                                    Change Completion Date - Implementation Date

5.7 Nortel Networks shall provide to Supplier Nortel Networks' Product Engineering Code, the release number of the Product and the CLEI code of the Product, if required, for each Product Change under this Section
         5. At Nortel Networks' request, this information shall be placed on the Products by Supplier in accordance with the Specifications.

5.8      From acceptance of the Products by Nortel Networks in accordance with
         Section 4 (Nortel Networks' Product Qualification and Acceptance Process), Supplier shall provide Nortel Networks with a field baseline report which will include: part number, Current Revision Level, New Revision Level, Reason for Change, Parts affected by Change, Old and New Revision of PCB, if applicable. This report will be updated whenever a Change is generated by Supplier which affects form, fit, function, performance or Price of the Products. Supplier will use its best efforts to produce these updates within seven (7) Business Days of each Change date.

5.9 Throughout the Term, Supplier shall requalify the Products once every twelve (12) month period in accordance with Bellcore Standard TR-NWT-000418, Issue 2 (Draft 3) September 1992. The parties will work together to address any known deviations from such standard.

5.10 Change notices relating to Product Changes should be sent to Nortel Networks' System Engineering department and Change notices relating to Process Changes should be sent to Nortel Networks' Quality Department. Supplier's designated point of contact shall be responsible for the obligations described in this Section 5.

6. QUALITY CONTROL AND RELIABILITY REQUIREMENTS, SUPPLY MANAGEMENT AND NORTEL NETWORKS' AUDITING RIGHTS

6.1      ISO 9001 CERTIFICATION

6.1.1 Supplier represents and warrants that on the Effective Date, its Product and component manufacturers and suppliers have received ISO 9002 certification. Supplier undertakes to ensure that such parties maintain ISO 9002 certification in effect throughout the Term including in respect of such parties quality control systems and Supplier's failure to ensure that such parties maintain ISO 9002 certification shall constitute a material breach by Supplier of its obligations hereunder.

6.1.2 In the event any of Supplier's Product and component manufacturers and suppliers receive any notice of non-conformance to ISO from the ISO registrars, Supplier shall immediately advise Nortel Networks and forthwith provide Nortel Networks with (i) the list and details of the non-conformance and (ii) the detailed plan submitted to the ISO registrars by such party including timelines and goals to achieve compliance with ISO 9002.

6.1.3 By March 15, 2000, Supplier shall submit to Nortel Networks sufficient documentation for Nortel Networks to review Supplier's internal quality control systems, and the parties shall work together to effect such changes thereto as Nortel Networks may reasonably request.

6.2      QUALITY CONTROL AND RELIABILITY REQUIREMENTS

6.2.1 All Products delivered by Supplier shall comply with the Specifications including those quality and reliability target metrics set out therein, such metrics to include, without limitation, Mean Time Between Failure ("MTBF"), Return Rate ("RR") and Supplier Product Quality Level ("SPQL"). In the event Nortel Networks proposes any changes or additions to such quality and reliability target metrics, Supplier shall not unreasonably refuse to agree or delay compliance with such changes.

6.2.2 Products furnished hereunder by Supplier shall be tested and inspected by Supplier prior to shipment in accordance with testing and inspection procedures as approved by Nortel Networks. Supplier agrees to perform all quality control functions to ensure compliance of the Products with the Specifications and conformance with good commercial practice. Supplier warrants that all Products furnished hereunder shall meet all criteria set forth in the Specifications. Detailed inspection records are to be maintained by Supplier and made available to Nortel Networks upon request.

6.2.3 Supplier shall provide Nortel Networks with a monthly report covering the items shown in Exhibit F and any other items reasonably required by Nortel Networks in a format acceptable to Nortel Networks .

6.2.4 Supplier shall, within seven (7) calendar days of becoming aware of any such event, report to Nortel Networks by Technical Bulletin any potential, suspected or actual (i) defect in design and/or manufacturing of the Products, (ii) malfunction of the Products or of products similar to the Products, (iii) failure of the Products to conform to the Specifications or (iv) uses of the


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         Products in combination with other product(s) or services which cause or have the potential of causing disruption in the services provided by end-users using the Products.

6.3      SUPPLY MANAGEMENT

6.3.1 Nortel Networks may, from time to time, identify in a notice to Supplier those components and materials used in the manufacture of Products which are subject to this Section 6.3. From the date of Nortel Networks' notice to Supplier, all components and materials so identified by Nortel Networks, and the vendors of such components and materials, shall be approved by Nortel Networks and Supplier shall only use such approved components and materials procured from such approved vendors in its manufacture of the Products hereunder. Upon signature of this Agreement Supplier shall provide Nortel Networks with a list of its sole source and critical lead time suppliers so that Nortel Networks may approve such suppliers under this Section 6.3.1. In the event a supplier is found to be unacceptable to Nortel Networks, Supplier and Nortel Networks shall work together to find a substitute vendor as soon as possible, without unnecessarily disrupting supply of the Products. In addition, in order to decrease the cost of components to Supplier, from time to time Nortel Networks may elect to to procure for Supplier the right to purchase Product components directly from Nortel Networks suppliers and at the prices and on the terms offered to Nortel. Supplier shall pass all cost savings realized pursuant to this
         Section 6.3.1 to Nortel Networks in the form of decreased Product
         Prices.

6.3.2 In the event Nortel Networks determines that components, materials and/or vendors are no longer approved for use in the manufacture of Products and so advises Supplier, Supplier shall approve all substitute vendors and perform the qualification of all substitute components and materials to ensure that Products incorporating such components and materials comply with the Specifications. The selection of any substitute approved vendors by Supplier is subject to Nortel Networks' audit to assess the acceptability and establish the credibility of such vendors. Supplier and Nortel Networks shall work together to find a substitute vendor as soon as possible, without unnecessarily disrupting the supply of Products.

6.3.3 Supplier's supply management Processes and records are subject to audit by Nortel Networks, to assess their efficiency and ensure corrective and preventive actions are taken internally by Supplier or externally with the approved vendors. Nortel Networks' audit of suppliers approved by Supplier, other than those recognized by Nortel Networks' Integrated Electronic Data Base ("IEDB") and Nortel Networks' Divisional Component Database ("DCD"), and of the Processes and records for non-conforming components and materials, may be held within thirty (30) calendar days of evidence of receiving non-conforming Products from Supplier.

6.4      NORTEL NETWORKS' INSPECTION RIGHTS

6.4.1 Nortel Networks may inspect or test, at all reasonable times and at Supplier's locations, any Products covered by this Agreement. Supplier shall provide at no additional cost such facilities, labor, data, specifications, manuals and information as are reasonably required to allow Nortel Networks to perform a full range of quality assurance functions without unduly interfering with Supplier's normal day-to-day operations. Inspection of Products may be performed in whole or in part prior to final assembly and/or completion of manufacturing or repair Processes.

6.4.2 In addition to, and without restricting, Nortel Networks' auditing and inspection rights described in this Section 6, Nortel Networks shall have the right to visit Supplier's manufacturing location(s) for the purpose of inspecting any of the Processes, upon fifteen (15) Business Days' written notice. Nortel Networks shall request inspection no more frequently than required by good commercial practices.

6.4.3 Nortel Networks shall keep Supplier informed as to any problems encountered with the Products and Processes and to communicate promptly to Supplier any and all modifications or improvements to the Products and Processes suggested by any customer, employee or agent, as Nortel Networks considers appropriate.

6.4.4 Any exercise of, or failure by Nortel Networks to inspect Products, Processes and Supplier's manufacturing locations as set forth in this
         Section 6 and Section 12 (Acceptance or Rejection) shall not constitute, or be construed as acceptance of the Products and Processes by Nortel Networks or as relieving Supplier from its obligation to furnish all Products in strict compliance with this Agreement, including the Specifications, and the applicable Blanket Purchase Order, Release or Purchase Order.

7.       INTENTIONALLY DELETED.

8.       ORDERING

8.1 Products will be purchased, if the parties mutually agree to institute the Demand-Pull Program, through Blanket Purchase Orders and Releases under the Demand-Pull Program or, absent mutual agreement to enter into such Demand-Pull Program, Nortel Networks may purchase Products through Purchase Orders with a schedule of delivery, which may be issued by Nortel Networks, from time to time, in accordance with this Agreement. The Parties acknowledge that such Blanket Purchase Orders, Releases and Purchase Orders shall be transmitted by EDI as described in Exhibit E. Nortel Networks shall, on the first business day of each


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         month (and as may be updated from time to time by Nortel Networks)
         during the Term, provide Supplier with a twelve (12) month rolling forecast ("Forecast") of its Product requirements, if any.

8.2 Notwithstanding that a Blanket Purchase Order, a Release or a Purchase Order issued in respect of Products does not refer to this Agreement, any such Blanket Purchase Order, Release or Purchase Order issued by Nortel Networks during the Term shall be deemed to have been issued pursuant to this Agreement and shall be deemed to incorporate and be governed solely by the terms and conditions set forth in this Agreement unless the Parties expressly agree in writing to the contrary. Any printed terms and conditions contained in any Blanket Purchase Order, Release or Purchase Order or in any Supplier's acknowledgment, invoice or other documentation shall be deemed deleted and of no force or effect. Any additional typed and/or written terms and conditions contained in any Purchase Order or Release and any Supplier's acknowledgment, invoice or other documentation shall be for administrative purposes only, i.e. to identify the types and quantities of Products to be supplied, line item Prices and total Price, delivery schedule, and other similar ordering data, all in accordance with the provisions of this Agreement.

8.3 Nortel Networks shall not be obligated to purchase any quantities of Products hereunder, except and only to the extent required in order to satisfy its obligations to purchase Products pursuant to the Demand-Pull Program, if any, as expressly set forth in Exhibit C. Supplier acknowledges that no minimum line item value or minimum order values shall apply to Blanket Purchase Orders, Releases or Purchase Orders issued hereunder.

8.4 Supplier undertakes to accept any Blanket Purchase Orders and Releases or Purchase Orders issued hereunder by Nortel Networks and Nortel Networks Companies, provided that such Blanket Purchase Orders and Releases or Purchase Orders are consistent with this Agreement. Supplier shall acknowledge receipt of each Blanket Purchase Order, Release or Purchase Order within two (2) Business Days ARO.

8.5 Any change to the original Purchase Order or Release initiated by Nortel Networks after Supplier's acknowledgment and any resulting adjustments to prices, schedule and/or other requirements of the Purchase Order or Release shall be negotiated and mutually agreed upon and subsequently detailed in a written change to the Purchase Order or Release ("CHANGE ORDER"), referencing the original Purchase Order or Release and executed by authorized representatives of Nortel Networks and Supplier. In the event that the Change Order affects work already performed, the adjustment of the Purchase Order or Release price shall include reasonable charges incurred by Supplier related to such work. No such changes shall be performed until a Change Order has been executed by Supplier and Nortel Networks as described above.

8.6      The Blanket Purchase Orders, Releases, or Purchase Orders shall:

         a) reference the number of Nortel Networks' Blanket Purchase Order, Release or Purchase Order issued for the Products;
         b) include a signature of an authorized employee of Nortel Networks (to be provided by Nortel Networks );
         c) have the correct Product and options description (including item numbers and part numbers if shown for that item in the Product list);
         d) have the correct Price in accordance with Exhibit A of this Agreement or any amendments hereto;
         e)       specify the exact quantity of Products to be delivered;
         f) provide tax status for each "ship-to" location including the exemption certificate number if tax exempt;
         g) have firm delivery schedules and a firm Delivery Date (where applicable) for each shipment;
         h) specify the FCA Delivery Location, "ship to" and the Nortel Networks location where the invoice shall be rendered for payment;
         i) specify the method of shipment including the names of carrier and broker, if applicable; and
         j) specify special shipping and transportation instructions, if any.

9.       DELIVERY

9.1      Products shall be delivered as follows:

           a) Products ordered pursuant to the Demand-Pull Program shall be delivered by Supplier FCA Delivery Location set forth in the Release within a delivery lead time not to exceed twenty-four
                (24) hours from Nortel Networks' Release(s).

           b) Subject to Section 9.1.1 below, Products not ordered pursuant to the Demand-Pull Program shall be delivered by Supplier FCA Delivery Location set forth in the Purchase Order, within a delivery lead time not to exceed [*] ([*]) weeks ARO.

         No partial shipment shall be made without Nortel Networks' prior written consent.

9.1.1 For Products not ordered pursuant to the Demand-Pull Program, in the event Nortel Networks orders Products in excess of one hundred and fifty percent (150%) of the amount forecasted in the calendar month prior to the calendar month in which the Purchase Order is received, then the delivery lead time shall not exceed [*] ([*]) weeks ARO for the excess portion of the Purchase Order.

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9.2      Supplier shall package the Products in accordance with Nortel Networks'
         standard packing and external marking practices in compliance with the standards listed in Schedule B, Part III and the Specifications together with any modification reasonably requested by Nortel Networks with respect to size and external markings.

9.3 Supplier shall mark each Product listed in Exhibit A with the Supplier's model number and where practical, the description of the Product and the revision level. Each Product shall be marked, as outlined in Specifications, set forth in Exhibit B, Part III. When requested by Nortel Networks, Product shall include Nortel Networks' logotype.

9.4 In the event that Supplier fails to deliver Products by the Delivery Date or extension thereof granted in writing by Nortel Networks, if any, Nortel Networks may, in addition to any other right available to it hereunder, including under Section 9.5 (Liquidated Damages), cancel, without charge or liability, the affected Purchase Order and/or Release or applicable portion thereof. Supplier shall promptly advise Nortel Networks of any anticipated delay in meeting the Delivery Date specified in any Purchase Order or Release and shall cooperate with Nortel Networks in the implementation by Supplier of any appropriate action or workaround plans with a view to enable Nortel Networks to satisfy its customer requirements. Without limiting the generality of the foregoing or otherwise affecting Nortel Networks' rights, in the event a Nortel Networks customer cancels one or more orders for Products as a result of Supplier's delay in the delivery of Products of more than five (5) calendar days, Nortel Networks shall have the right to cancel, without charge or liability, the Purchase Order and/or Release issued to Supplier in respect of Nortel Networks' customer cancelled order(s).

9.5 In the event Supplier fails to meet a Delivery Date by a period of more than [*] ([*]) calendar days through no fault of Nortel Networks and such failure is not attributable to force majeure as described in
         Section 26 (Force Majeure), Supplier shall pay to Nortel Networks, as fixed and liquidated damages, and not as a penalty, an amount equal to [*] percent ([*]%) per calendar day, up to [*] percent ([*]%), of the total Price of the affected Purchase Order or Release. At Nortel Networks' option, Supplier shall either credit the liquidated damages against the Price of the applicable Purchase Order or Release (if not cancelled) or promptly make payment to Nortel Networks.

9.6 Nortel Networks may at any time for its convenience and without cause, reschedule the Delivery Date of ordered Products no more than once, provided such rescheduled Delivery Date shall not exceed ninety (90) Business Days from the date the Products were originally scheduled to be delivered.

9.7 Nortel Networks may at any time for its convenience and without cause, cancel, in whole or in part, any Purchase Order placed hereunder for Products. In the event of such cancellation, Supplier will undertake all commercially reasonable efforts to minimize the economic effects of such cancellation, including without limitations, utilizing the cancelled portion of the Purchase Order to fulfill existing commitments to Nortel Networks or other purchasers of Supplier products. Solely to the extent Supplier is otherwise unable to ameliorate the effects of such cancellation as set forth above, Supplier may invoice Nortel Networks for an amount equal to [*] percent ([*]%) of the cancelled portion of the Purchase Order. This Section 9.7 is solely applicable to Products not purchased pursuant to the Demand-Pull Program; cancellation of Purchase Orders pursuant to the Demand-Pull Program shall be in accordance with the terms of Exhibit C.

10.      PRICES AND PAYMENTS

10.1 Except as specifically provided herein, all charges incurred by Supplier in performing its obligations hereunder shall be paid by Supplier and shall not be subject to reimbursement by Nortel Networks.

10.2 Prices applicable to Blanket Purchase Orders, Releases and Purchase Orders for Products and Repair Services issued hereunder shall be, subject to the provisions of this Section 10, the Prices as set forth in Exhibit A. Prices shall be firm throughout the Term except for cost reductions and volume discounts. Nortel Networks shall promptly reimburse Supplier, upon invoice, or shall pay directly, if so requested by Supplier, all taxes and charges imposed by any federal, state, or local governmental or taxing authority, relating to the purchase, ownership, possession, use, operation or relocation of Products purchased, excluding, however, all taxes computed upon the net income of Supplier.

10.3 Product Prices are: (a) FCA Supplier's shipping location within the continental United States; (b) stated and payable in US currency; (c) include packing, import duties and customs charges; (d) exclude all applicable federal, state and local taxes.

10.4 Supplier represents and warrants that, except for Supplier's existing direct customers as of the Effective Date, the Prices charged to Nortel Networks for Products and Repair Services supplied hereunder are and will continue to be at least [*] percent ([*]%) lower than the prices that Supplier charges directly to Nortel Networks existing or internally identified customers for the Products or Supplier's dealers or value-added resellers, at a particular time, for the same Products and Repair Services or for products or services interchangeable with, or similar to, the Products and Repair Services. For comparison purposes, Supplier shall aggregate purchases of Products by all Nortel Networks Companies.

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10.5     Supplier further represents and warrants that the Prices charged to
         Nortel Networks for Products and Repair Services supplied hereunder are and will continue to be as low as those charged by Supplier, at a particular time, to any other party with whom Supplier has entered into an OEM or distribution agreement (or similar contractual arrangement), for the same Products and Repair Services or for products or services interchangeable with, or equivalent to, the Products and Repair Services, in the same year and in similar quantities. For comparison purposes, Supplier shall aggregate purchases of Products by all Nortel Networks Companies.

10.6 To the extent that Supplier's records may be relevant in determining whether Supplier is complying with the requirements of this Agreement, Nortel Networks shall have the right, through independent Certified Professional Accountants acceptable to both Parties, to examine and audit, at most on a quarterly basis, during normal business hours, such records as may, under recognized accounting practices, contain information bearing upon the prices applicable to the providing of repair services similar to, or interchangeable with, the Repair Services to any other party or the sale of the same Products or products similar to, or interchangeable with, the Products to any other party, such records to be kept clear and accurate and in a form and content sufficient and adequate to permit audit as aforesaid. Nortel Networks shall retain such inspection and audit rights for so long as it will be procuring Products and Repair Services from Supplier.

10.7 Supplier shall promptly notify and extend to Nortel Networks any reductions made by Supplier in its published list prices and any increases in discounts for Products. Such price reductions and increased discounts shall apply to Blanket Purchase Orders, Releases and Purchase Orders received by Supplier on or after the effective date of the price reduction. Any price decreases will be immediately applied to any Blanket Purchase Orders, Releases or Purchase Orders received and acknowledged but not delivered by Supplier.

10.8 In an effort to provide Nortel Networks the opportunity to competitively and profitably offer Products in high volume applications, Supplier shall offer to Nortel Networks, as agreed upon by the Parties, additional discounts on Products set forth in Exhibit A for Nortel Networks' use in high volume, competitive price proposals.

10.9 Payment shall be due to Supplier from Nortel Networks forty five (45) calendar days following the receipt by Nortel Networks of an invoice for the Products, which invoice shall be delivered to Nortel Networks no earlier than the Delivery Date of the Products.

10.10 Invoices for Products delivered hereunder and for any other amounts which may be payable hereunder shall be forwarded directly to the following address (unless Nortel Networks designates, in writing, another address):

         NORTEL NETWORKS
         P.O. Box 80510
         Nashville, Tennessee
         37208-0510 USA
         Attention:  Accounts Payable Dept.
         1-800-684-2228

11.      TITLE AND RISK OF LOSS

11.1 Title to the Products (excluding Software) and risk of loss of and damage to the Products will pass to Nortel Networks upon delivery FCA Delivery Location specified by Nortel Networks in accordance with
         Section 9 (Delivery) provided that under Section 13.6 (Warranty), 14.2 and 14.7 (Repair Procedures), risk of loss of or damage to the replacement Products will pass to Nortel Networks upon the delivery thereof at a Nortel Networks designated destination.

12.      INSPECTION

12.1 Nortel Networks reserves the right to accept or reject Products ordered hereunder after the delivery of such Products to Nortel Networks' facility or, as the case may be, to a Nortel Networks customer's site. Products shall be deemed accepted by Nortel Networks unless Nortel Networks notifies Supplier that such Products are rejected and provides the reasons for such rejection within thirty (30) Business Days after Nortel Networks' receipt thereof at its facilities or, when the Products are received at a Nortel Networks customer's site, as the case may be.

12.2 If any Products are found not to be in substantial conformance with this Agreement, including the Specifications, applicable Purchase Order or Release, and/or fail to meet any of the acceptance criteria specified in the applicable Specifications, and/or in the event an excessive failure rate (as defined in the Specifications) is observed by Nortel Networks with respect to Products contained in a lot/shipment, Nortel Networks shall have the right, notwithstanding the warranty provisions contained in this Agreement, to reject the same and cancel the affected Purchase Order or Release, or, at its option, require that such Products be


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         replaced or repaired within ten (10) Business Days at Supplier's risk and expense (including shipping charges). Any notice of rejection issued by Nortel Networks under this Section 12.2 will include a reasonable description of the deficiencies.

12.3 Payment or acceptance by Nortel Networks shall not be deemed to constitute a waiver of the rights which Nortel Networks may have resulting from Supplier's delivery of faulty or defective Products.

13.      WARRANTY

13.1     Supplier warrants that:

         a) Product shall, at the Delivery Date, be new and free and clear of all security interest or other lien and other encumbrance;

         b) for a period of [*] ([*]) months from the Delivery Date, in the event the Products are delivered to a Nortel Networks customer facility, and otherwise for a period of [*] ([*]) months from the Delivery Date, such period being hereinafter referred to as the "PRODUCT WARRANTY PERIOD"), the Hardware and the Software shall be free from defects in materials and workmanship and shall conform to and operate in accordance with the Specifications;

         c) the Software will operate in the environment in which it is installed, without troubles, due to defects which result from the failure of the Software to conform to the Specifications;

         d) with the exception of any notice which may be provided by Supplier pursuant to Section 21 (Hazardous Materials), the Hardware furnished by Supplier, as described in this Agreement, is safe for normal use, is non-toxic, presents no abnormal hazards to persons or their environment, and may be disposed of as normal refuse without special precautions;

         e) all Products provided pursuant to this Agreement, when used in accordance with the Specifications and Documentation, as well as all and any software, systems or tools of Supplier used by it in the supply of Product and/or Services or performance of this Agreement in any way, shall (1) process date and time related data without causing any processing interruptions, abnormal terminations, or changes in performance characteristics, and (2) shall process and manipulate all date and time related functions correctly. Without limiting the generality of the foregoing, all Products and in all and any software, systems or tools of Supplier used by it in the supply of Product and/or Services or performance provided pursuant to this Agreement shall:

                  i) correctly handle date and time related data before, during and after January 1, 2000, including but not limited to accepting date and time input, providing date and time output, and performing ongoing operations on dates and times and portions of dates and times including, but not limited to, calculating, comparing and sequencing of dates and times (in both forward and backward operations spanning century boundaries);

                  ii) correctly handle leap year calculations (including but not limited to identification of leap years, interval calculations, (in both forward and backward operations spanning century boundaries), day-in-year calculations, day-of-the-week calculations, and week-of-the-year calculations);

                  iii) correctly handle all two digit date and time related input in a manner that resolves ambiguity as to century in a disclosed, defined and predetermined manner; and

                  iv) correctly store and provide output of all date and time data in a manner that is unambiguous as to century;

                  Supplier shall immediately notify Nortel Networks of any and all date or time-related bugs, errors or deficiencies in the Products and in all and any software, systems or tools of Supplier used by it in the supply of Product and/or Services or performance of this Agreement in any way. For the purpose of problem resolution, any such date or time-related bugs, errors or deficiencies shall be deemed (as established by the appropriate license or support agreement) to be bugs, errors or deficiencies of the highest priority level, and shall be resolved according to the procedures provided for such priority level;

                  any provisions of this Agreement that tend to limit or eliminate the liability of Supplier shall have no application with respect to the year 2000 compliance warranty set out above;

         f) it has developed, is the owner of and/or possesses all necessary rights, including, without limitation, rights in respect of third party software, to use and to market the Products, including the Product Software required for the operation of the Products, as contemplated hereunder;

         g) no license or other agreement is or will be violated by the terms and conditions of this Agreement;

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         h)       it is either the owner or is otherwise in possession of
                  sufficient licensed rights pertaining to any portion of the Products (including the Product Hardware and Product Software) in order to allow it to satisfy all of its obligations hereunder.

         i) without limiting the generality of the foregoing provisions, Supplier represents and warrants that it has the authority to enter into this Agreement and has obtained all rights and waivers necessary to sell Products to Nortel Networks and to grant the rights granted hereunder. Supplier represents and warrants that the Products and the exercise of the rights granted in this Agreement do not infringe any third-party patent, copyright, trademark, trade secret or other intellectual property right.

         The warranty provisions contained in this Section 13.1 shall apply during and after the Product Warranty Period, except as expressly set forth in 13.1 b) and c) above.

13.2 This warranty does not apply to items normally consumed in operation, such as lamps and fuses and to any defect which has been caused by Nortel Networks and arises from mishandling, misuse, neglect or improper testing or repair.

13.3 Supplier shall, at its expense, during the Product Warranty Period, provide Repair Services in accordance with Section 15 (Repair Services) in respect of Hardware and Software which have failed to conform to above warranties.

13.4 All Hardware or Software supplied under Section 15 (Repair Services) pursuant to Supplier's warranty obligations under this Section 13, shall be functionally equal or better than the vintage of the replaced units and must be backward compatible and meet the minimum field baseline.

13.5 Hardware repairs or replacements and Software corrections effected during the Product Warranty Period shall be warranted, as above provided, for the remainder of the Product Warranty Period or for [*] ([*]) days from the Repair Date, whichever is longer. Hardware repairs or replacements and Software corrections or replacements effected after expiry of the Product Warranty Period shall be warranted, as above provided, for a period of [*] ([*]) days from the Repair Date stenciled or otherwise identified in accordance with
         Section 14.4 (Repair Procedures). All transportation and other expenses arising from shipping the non-conforming Products to, and the repaired or replacement Products from, Supplier shall be paid in accordance with
         Section 14.2 or 14.7, as appropriate.

13.6 Above warranty shall survive inspection, acceptance and payment. In the event Supplier does not so perform under the warranty provisions for repair or replacement in accordance with this Section, then upon Nortel Networks' request, and in addition to any other right available to Nortel Networks hereunder, Supplier shall: (a) refund to Nortel Networks the Price of such Products; and (b) be entitled to the return of such Products. All transportation and other expenses arising from shipping the non-conforming Products to, and the repaired or replacement Products from, the Delivery Location shall be paid by Supplier.

13.7 In addition to Nortel Networks' rights as described in Section 13.3 above, in the event Supplier is in breach of its obligations regarding repair or support of Hardware or Software hereunder, Nortel Networks reserves the right to repair or replace any defective Hardware or to correct any defective Software on its own or to arrange for such repair, replacement or correction by other entities. In that event Supplier shall reimburse Nortel Networks for all reasonable costs and expenses incurred by Nortel Networks in exercising either right under this Section during the applicable Product Warranty Period.

13.8 Any material failure by Supplier to execute its warranty obligations as contained in this Section 13 and Section 15 (Repair Services) shall constitute a material breach of Supplier's obligations hereunder.

13.9 EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS AGREEMENT, SUPPLIER DISCLAIMS ALL WARRANTIES ON PRODUCTS FURNISHED UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF
         MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

14.      REPAIR PROCEDURES

14.1 This Section 14 shall be applicable to the providing of Repair Services described in Section 15 by Supplier during and after the Product Warranty Period.

14.2     a)       Prior to returning any defective Products to the FCA Repair
                  Location, Nortel Networks will notify Supplier orally of the defect, if known at that time, and will request authorization from Supplier for the return of such Products. Upon such request, Supplier shall provide Nortel Networks with a Return
                  Material Authorization ("RMA") number to be prominently displayed on the shipping container for the defective Products and advise Nortel Networks of the FCA Repair Location to which the Products should be returned.

         b) In all cases covered in Section 15 (Repair Services), Nortel Networks shall then ship such Products to Supplier, freight prepaid and properly insured. Nortel Networks shall prepare proper export documentation as per Supplier's instructions,

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                  evidencing Nortel Networks' ownership of the Products and
                  shall comply with the requirements set forth in Exhibit L (NAFTA).

14.3 Nortel Networks shall furnish the following information with Products returned to Supplier for Repair Services:

         i) Nortel Networks' or the Nortel Networks Company's name and complete address;
         ii) quantities and model numbers of Products being delivered for repair;
         iii)     the nature of the defect or failure, if known;
         iv) Purchase Order number under which repairs are to be made, if Product is no longer under warranty;
         v) name(s) and telephone number(s) of Nortel Networks' employee(s) or other designated persons to contact in case of questions about the Products;
         vi) ship-to address or Nortel Networks' location to which repaired or replacement Products should be returned;
         vii)     whether or not returned Products are under warranty.

14.4 Supplier shall date stamp each repaired and returned Product with the Repair Date and type of repair "pre fix" as per Bellcore GR-209 specifications and Specifications described in Exhibit B. Hardware repaired by Supplier shall be stamped in accordance with requirements outlined in Bellcore TR-NWT-000078. Without limiting the generality of the foregoing, the stamping shall include the Repair Date stenciled or otherwise identified in a permanent manner at a readily visible location on the Hardware, unless otherwise directed by Nortel Networks.

14.5 Supplier shall promptly provide a written notice to Nortel Networks with the name(s) and telephone number(s) of the individual(s) to be contacted concerning any questions that may arise with respect to the Repair Services, and if required, specify any special packing of Products which might be necessary to provide adequate in-transit protection from transportation damage.

14.6 Once Products have been repaired or replaced by Supplier, Supplier shall reissue to Nortel Networks an invoice for such repaired or replacement Products and the charges applicable to the providing of Repair Services, if any, as set forth in Exhibit D. Supplier's invoice shall contain the following:

         i)       Nortel Networks' Purchase Order number for these Repair
                  Services;
         ii) a detailed description of the Repair Services provided by Supplier and the need therefor;
         iii) quantities and model numbers of Products repaired and associated repair charges;
         iv)      applicable sales or excise taxes;
         v)       total amount payable;
         vi)      address to which payment should be made.

14.7 The repaired or replacement Products shall be delivered by Supplier to the destination specified by Nortel Networks, freight prepaid and properly insured. Supplier shall prepare proper export documentation as per Nortel Networks' instructions, evidencing Nortel Networks' ownership of the Products and shall comply with the requirements set forth in Exhibit L (NAFTA).

14.8 Supplier shall promptly notify Nortel Networks of returned Products which are found by Supplier to be beyond repair. Products shall only be considered beyond repair after agreement of the Parties to that effect. All Products which are found to be beyond repair shall be returned to Nortel Networks if Nortel Networks so requests.

14.9 Nothing in this Agreement shall be construed as giving Supplier an exclusive privilege to repair any Products covered under this Agreement, provided however, that during the Term, if Supplier is not in material breach of this Agreement, Nortel Networks shall afford Supplier the first opportunity to provide the technical support services to be provided by Supplier hereunder.

15.      REPAIR SERVICES

15.1 Repair Services shall be available to Nortel Networks in accordance with the provisions contained in this Section 15 and in Section 14 (Repair Procedures).

15.2 This Section 15 shall be applicable to the providing of Repair Services by Supplier during and after the Product Warranty Period.

15.3 To order Repair Services after expiry of the applicable Product Warranty Period, Nortel Networks shall issue a Purchase Order and such Purchase Order shall contain the description of the requested Repair Services.

15.4 Repair Services shall be provided by Supplier at no charge to Nortel Networks during the Product Warranty Period. After expiry of the Product Warranty Period, Repair Services shall be at prices set forth in Exhibit D (Repair Services and Technical Assistance Rates) unless otherwise set forth in this Section 15 or unless covered by Section 5 (Product and Process Changes).

15.5     LIKE-FOR-LIKE REPAIR SERVICES


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15.5.1   Supplier shall hold at its expense a quantity of spares at the module level ("SPARE BUFFER"), such quantity to be determined and agreed to by the Parties on the basis of the volume of Products delivered hereunder and the applicable Mean Time Between Failure ("MTBF") rates. In any event, the Spare Buffer to be held by Supplier shall be sufficient to enable immediate replacement of Products by Nortel Networks to its customers in all cases of failure which do not fall in the category of a retrofit. Supplier's obligations under this Section 15.5.1 do not cover spares which may be required by Nortel Networks for Product retrofits or upgrades.

15.5.2 Nortel Networks will at its option provide customers with one of the following replacement services:

         i) replacement of Products from the Spare Buffer after the receipt of defective Products; or
         ii) in exceptional cases, replacement of the Products from the Spare Buffer on a "Phone-in" advance replacement basis within [*] ([*]) business [*]. The defective Products are generally returned to Nortel Networks by end-user customers within sixty
                  (60) calendar days. Supplier may invoice Nortel Networks at the Prices set forth in Exhibit A for Products not returned to Supplier within such period

         Supplier will maintain sufficient Products in the Spare Buffer to accommodate both replacement services.

         Supplier will immediately replenish the Spare Buffer with Product replacements that are functionally equal or better than the vintage of the replaced Products, are backward compatible and meet the minimum field baseline, or with new Products, at Supplier's option.

         In cases of "catastrophic" failure, Supplier shall divert manufacturing output for replacement of faulty modules. Supplier must use its best efforts not to affect the delivery schedule of new Products but should delays in delivery occur, they shall not constitute a breach of this Agreement.

15.5.3 Products returned to Supplier for Repair Services shall be shipped by Nortel Networks freight and insurance prepaid

15.5.4 Supplier shall track any defective Product by its unique serial number throughout the repair process and provide a failure analysis report as set forth in Exhibit F.

15.6     SAME-FOR-SAME REPAIR SERVICES

         The following procedures will apply:

         a) Products returned to Supplier for Repair Services shall be shipped by Nortel Networks freight and insurance prepaid.
         b) Supplier shall track any defective Product by its unique serial number throughout the repair process.
         c) Supplier shall return, after having repaired and updated the Products to the minimum field baseline, the exact same Products having the same serial number. If the serial number has to change for any reason, Supplier shall, on the `repair tag' originally provided by Nortel Networks, document the following information: old serial number, new serial number and reason(s) for change.
         d) Supplier shall return any repaired Products with the `repair tag' that was originally provided by Nortel Networks with the defective Products. Supplier shall provide all post-repair information as required on the `repair tag'.
         e) Supplier shall complete the Same-for-Same process within [*] ([*]) calendar days of having received the defective Product.

15.7     FAST CYCLE FAILURE ANALYSIS

15.7.1 Supplier shall perform a Fast Cycle Failure Analysis ("FCFA") at no cost to Nortel Networks on Products which have caused any service interruption in the field or as may otherwise be reasonably requested by Nortel Networks. Nortel Networks will request a separate RMA number for each Product returned for a FCFA. A FCFA shall be performed by Supplier in accordance with the following additional requirements:

         a) FCFA shall include a detailed root cause analysis, using engineering tools such as Environment Stress Screening ("ESS") and any other tools which may be required to determine the cause of the failure.
         b) Supplier shall track any defective Product by its unique serial number throughout the repair process.
         c) Supplier shall return, after having repaired and updated the Products to the minimum field baseline, the exact same Products having the same serial number. If the serial number has to change for any reason, Supplier shall, on the `repair tag' originally provided by Nortel Networks, document the following information: old serial number, new serial number and reason(s) for change. This information will also be documented in the FCFA report. The Products shall not be "upgraded" to other than the actual unit release vintage until root cause analysis is completed and the Products successfully pass the complete test cycle. The Products shall not be repaired without completion of the FCFA activity.

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         d)       Supplier shall return the repaired Products with a written report documenting all findings as a result of the FCFA.
         e) Supplier shall complete the FCFA process within [*] ([*]) calendar days of having received the defective Products. Nortel Networks shall provide all available technical information to allow Supplier to understand the circumstances and environmental conditions that led to the failure of the Products.
         f) Supplier shall inform Nortel Networks of the return Product shipping information as soon as it is available. The shipping information will include, date shipped, carrier, waybill number and any other information that will help Nortel Networks expedite the return of the Products.
         g) In the event that the results of the FCFA indicate deficiencies with the Product Hardware or Software, then Supplier will modify the Products to eliminate such deficiencies. Such modifications will be implemented in accordance with Section 5 (Product and Process Changes).

15.8 Products found defective within the first [*] ([*]) calendar days from their initial utilization at customer site, (referred to as `Dead On Arrival' ("DOA") or Early Life Failure ("ELF") shall be returned to Supplier along with the RMA documentation. Returned DOA/ELF Products shall, at no charge to Nortel Networks, be tested through full functional tests and ESS in order to provide a root cause analysis, then repaired, re-furbished, upgraded to the latest version or release, stamped with the Repair Date and returned to Nortel Networks as new Products. Should the DOA/ELF occurrence represent more than [*] ([*]) of the Products RR as defined in the Specifications, then Supplier shall, in addition to performing root cause analysis, implement a corrective plan of action within [*] ([*]) calendar days of this occurrence being reported. Supplier will update Nortel Networks in writing with the findings of the root cause analysis as well as with the corrective plan of action.

15.9 In case of a No Fault Found ("NFF") in respect of Products returned or if Nortel Networks requests re-testing of Products reasonably known to Nortel Networks as being in good condition, Supplier shall invoice Nortel Networks at the Prices specified in Exhibit D for their full functional tests and ESS and such Products shall be returned to Nortel Networks after the tests are completed, freight collect using Nortel Networks' designated carrier. Test turnaround time shall not exceed [*] ([*]) calendar days from the date the Product is received at Supplier facilities and a Purchase Order number has been received from Nortel Networks.

15.10 Should the Product failures classified by Supplier as NFF represent more than [*] percent ([*]%) of the Products RR as defined in the Specifications, then Supplier shall, in addition to performing a root cause analysis, implement a corrective plan of action within [*] ([*]) calendar days of this occurrence being reported. Supplier will update Nortel Networks in writing with the findings of the root cause analysis as well as with the corrective plan of action.

15.11 In the event the Product RRs are higher than the rates set forth in the Specifications, Supplier shall reimburse Nortel Networks for extra costs it has incurred.

15.12    EMERGENCY REPLACEMENT PRODUCTS

         In emergency situations threatening continuity of service or Nortel Networks end-user's in-service date, Supplier shall, at Nortel Networks' option, deliver to Nortel Networks or its end-users emergency replacement Products within [*] ([*]) hours of Nortel Networks' request, which may be conveyed to Supplier by telephone or facsimile. All Products supplied under this Section shall be functionally equal or better than the vintage of the replaced units and must be backward compatible and meet the minimum field baseline. Emergency replacement Products shall be delivered via next day service and, for Products not under warranty, invoiced at rates then current for Products. Nortel Networks agrees to pay such invoices within [*] ([*]) calendar days, with no penalty for delays in payment. In addition to above
         [*] ([*]) hour emergency replacement service, Supplier shall make available to Nortel Networks at a price premium specified in Exhibit D, a 24 hours a day /7 days a week emergency replacement service for cases where Nortel Networks cannot deliver from its emergency stock. Under this service, Supplier will ship new units to the destination designated by Nortel Networks, freight collect using Nortel Networks' designated carrier or alternate method agreed between the Parties, within the same day, for requests made by 1:00 p.m. PST and the next business day for requests made after 1:00 p.m. PST, of Nortel Networks' verbal request, such verbal request to be confirmed by Nortel Networks in writing and transmitted by facsimile or other means of communications, prior to shipment of the units by Supplier. In the case of shipment outside of the United States, Supplier shall prepare proper export documentation as per Nortel Networks' instructions, evidencing Nortel Networks' ownership of the Product; customs clearance and duty fees (as applicable) shall be the responsibility of Nortel Networks. This emergency service shall be available to Nortel Networks through the following Supplier's emergency telephone number:
         1-800-469-4701.

16. CONTINUING AVAILABILITY OF TECHNICAL ASSISTANCE, REPAIR SERVICES, MAINTENANCE, REPLACEMENT AND REPAIR PARTS

16.1 Supplier shall not discontinue the production or sale of any Product without having first obtained Nortel Networks' consent in writing, such consent not to be unreasonably withheld. In no event shall the Products be discontinued until after the expiry of a period of [*] ([*]) months, or such other period as may be agreed upon by the Parties, from Nortel Networks' written consent

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         and Supplier shall accept all Releases and Purchase Orders submitted by Nortel Networks within such period for any such affected Products, regardless of quantity.

16.2 During, and for a period of [*] ([*]) years after the expiry or termination of this Agreement, Supplier agrees to provide Repair Services on all Products ordered hereunder and to offer for sale to Nortel Networks, functionally equivalent maintenance, replacement and repair parts as may be necessary for the continued maintenance of the Products, including discontinued Products.

16.3 Supplier, upon supply discontinuance notices from its suppliers, of any sole source/critical components incorporated into the Products, shall notify Nortel Networks immediately upon receipt of such notice. Supplier shall endeavor to have its suppliers provide notices [*] ([*]) [*] in advance of discontinuance. Supplier and Nortel Networks shall determine the quantity of such components to be ordered as last time buy to cover for Nortel Networks' spare parts requirements. Supplier and Nortel Networks will determine the quantity of such components to be ordered as last time buy to cover for spare maintenance, replacement and repair parts requirements as described in Section 15 (Repair Services). Furthermore, should the unavailability of a component require Supplier to develop a replacement product, Supplier will jointly decide with Nortel Networks on last time buys for such component to ensure continuity of supply until the replacement product is approved by Nortel Networks and ready to be manufactured. The provisions contained in this Section 16.3 shall be applicable for a period of [*] ([*]) years after the expiry or termination of this Agreement.

16.4 During, and for a period of [*] ([*]) years after the expiry or termination of this Agreement, Supplier agrees to provide technical assistance in accordance with Section 17 (Technical Assistance and Marketing Support) and Exhibit D hereof.

17.      TECHNICAL ASSISTANCE AND MARKETING SUPPORT

17.1 Technical assistance consists of those services described in this Section and in Exhibit H.

17.2 Product training shall be provided by Supplier to Nortel Networks as set forth in Exhibit H.

17.3 In addition, Supplier shall provide Nortel Networks with Product training documentation and related information material as set forth in Exhibit H, Part III.

17.4 All technical assistance rendered during the Product Warranty Period shall be provided to Nortel Networks at no charge or as specified in Exhibits D OR H. For technical service not specified as free of charge, Supplier's current rates applicable to technical assistance are those set forth in Exhibit D. Any technical assistance which Supplier shall provide to Nortel Networks or its customers shall be pursuant to a written request from Nortel Networks' designated personnel, or such other individual that Nortel Networks may from time to time designate. The availability or performance of technical assistance under this
         Section 17, shall not be construed as altering or affecting Supplier's other obligations under this Agreement, including under Sections 6 (Quality Control and Reliability Requirements, Supply Management and Nortel Networks' Audit Rights), 13 (Warranty) and 5 (Product and Process Changes).

17.5 Supplier shall provide technical assistance as set forth in Exhibit H in order to facilitate the providing by Nortel Networks of technical assistance to its customers.

17.6 `First line' technical assistance shall be provided to Nortel Networks customers as described in Exhibit H.

17.7 Supplier's failure to provide technical assistance pursuant to good commercial practices as required under this Section 17 shall constitute a material breach of Supplier's obligations hereunder.

17.8 In order to assist Nortel Networks in its Product related marketing activities, Supplier shall provide Nortel Networks with marketing support in accordance with Exhibit K.

18.      DOCUMENTATION

18.1 The Product Documentation shall be developed by Supplier in accordance with the Specifications, and be made suitable for Nortel Networks' customers by including Nortel Networks -specific items such as warranty, logos, Product names and drawings. A hard copy and an electronic version of the documentation marked "Draft" shall be provided to Nortel Networks for review. After two (2) weeks, Nortel Networks shall return the draft documentation with comments. These comments shall be integrated by Supplier into the Documentation. An ordering section shall be provided by Nortel Networks to Supplier in both the hard and electronic form for inclusion by Supplier into the Documentation. The Documentation shall be ready for release to customers by the end of the corresponding Acceptance Program. Updated versions of the ordering section shall be provided by Nortel Networks as the product line(s) develop(s) and new configurations pass the Acceptance Program.

18.2 Supplier shall provide, at no charge to Nortel Networks, for each Product delivered one (1) set of the following Product Documentation in accordance with the Specifications: all Product descriptions, planning guides, operations manuals, installation

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         manuals, and maintenance manuals normally provided by Supplier to customers to facilitate their installation, use, and maintenance of the Products.

18.3 Supplier shall supply to Nortel Networks, at no additional charge, hard and electronic copies of Supplier's Product Documentation (i.e., manuals, application notes and sales collateral) and any technical assistance reasonably required by Nortel Networks to adapt such Documentation to Nortel Networks' standard format. Supplier shall also continue to provide to Nortel Networks, at no additional charge, during the Term of this Agreement any updates to Supplier's Product Documentation, as soon as they are available.

18.4 Supplier hereby grants to Nortel Networks, at no cost, the right to use, copy, modify and translate promotional material, the Product Documentation furnished hereunder and other material made generally available by Supplier to its end-users and to use such material to further Nortel Networks' Product marketing efforts.

18.5 Any modifications to the Product Documentation shall be notified to Nortel Networks by Supplier as described in Section 5 (Product and Process Changes).

19.      CONFIDENTIAL INFORMATION

19.1 It is expected that the Parties will disclose to each other certain business, marketing, technical, scientific or other information of any Party, including, without limitation, Specifications and Software which, at the time of disclosure, is designated as confidential (or like designation), is disclosed in circumstances of confidence, or would be understood by the Parties, exercising reasonable business judgment, to be confidential information ("CONFIDENTIAL INFORMATION") and each Party recognizes the value and importance of the protection of the other's Confidential Information. All Confidential Information owned or controlled by one Party and disclosed to the other Party shall remain solely the property and a trade secret of the disclosing Party, and its confidentiality shall be maintained and protected by the other Party with the same degree of care used to protect its own proprietary and confidential information of a similar nature, but no less than reasonable care, to prevent the unauthorized use, dissemination or publication of the Confidential Information. Except to the extent required or expressly permitted by this Agreement, both Parties agree not to duplicate or use in any manner the other's Confidential Information or to disclose it to any of their employees not having a need to know for the purposes of this Agreement or to any third party. The receiving Party's employees having a need to know the Confidential Information for the purpose of this Agreement may receive disclosure of the Confidential Information provided such employees are bound by confidentiality obligations no less stringent than those set forth in this Section 19. The confidentiality provisions contained herein shall survive the expiration or termination of this Agreement for a period of ten (10) years. It is acknowledged by the Parties that a Party intended to be the recipient of the Confidential Information will, prior to the disclosure by the other Party, be afforded an opportunity to accept or to decline receiving such Confidential Information and the confidentiality undertakings set forth herein shall not apply in respect of information disclosed after a Party has elected not to receive such information.

19.2     Confidential Information shall not include information which:

         a) now is, or hereafter becomes, available to the public through no act or omission of the receiving Party; or
         b) is documented as being known by the receiving Party prior to its disclosure by the other Party; or
         c) is independently developed by the receiving Party by persons who have not had access to the Confidential Information and without recourse to any Confidential Information received under this Agreement and is so documented; or
         d) is lawfully obtained by the receiving Party from a third party or parties without breach of confidentiality obligations or is disclosed hereafter to the receiving Party by a third party who did not acquire the information directly or indirectly from the disclosing Party; or
         e) is disclosed in response to a valid order of a court or other governmental body or any political subdivision thereof, but only to the extent and for the purpose of such order and only if the receiving Party, to the extent possible, first notifies the disclosing Party, of such order and permits and reasonably assists it in seeking an appropriate protective order.

19.3 Nothing in this Agreement shall be interpreted or construed to limit either Party's right to perform or to continue to perform its own independent research, development, manufacturing or marketing of any type of Products or systems even if such research, development, manufacturing or marketing pertains to technology or products similar to the Products.

19.4 Prior to the publication or use by a Party hereto of any advertising, sales promotions, press releases or other publicity matters relating to the Products or this Agreement in which the name or logo of the other Party is mentioned or language from which the connection of said name can be reasonably inferred or implied, each Party shall obtain, except as expressly provided below, the prior written consent of the other Party. Terms, conditions and general information of this Agreement shall be held in confidence by both Parties and only disclosed as may be agreed to by both Parties or as may be required to meet securities disclosure or export permit requirements. Neither Party shall make public statements or issue publicity or media releases with regard to this Agreement or the relationship between the Parties without the prior written approval of the other Party, except that, upon prior written notice to the other, and otherwise in accordance with this Agreement, either Party may disclose only such information about this


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         Agreement as is necessary for public securities disclosure or export permit requirements without the prior written consent of the other. Prior to filing this Agreement, or any portion thereof, with any state or federal governmental entity or any political subdivision thereof, the filing Party shall (i) notify the other Party and (ii) with the reasonable cooperation of the other Party, seek the maximum extent of confidential treatment allowable by applicable law with respect to this Agreement.

19.5 Notwithstanding any provision contained herein, Nortel Networks shall retain all right, title and interest in and to that part of the Specifications and Documentation (including Nortel Networks' Confidential Information) solely created by Nortel Networks, if any, the Nortel Networks' corporate name, trademarks, logos, color and part number (as referred to or described in the Specifications) and all trademarks, copyrights, trade secrets and other proprietary rights related thereto.

19.6 The Parties acknowledge and agree that a breach of this Agreement may result in irreparable and continuing harm to the disclosing Party for which there may be no adequate remedy at law. In the event of a breach or a threatened or intended breach of this Agreement by the receiving Party, the receiving Party hereby consents to the granting of, and the disclosing Party shall be entitled to seek, preliminary injunctions unilaterally without notice, and final injunctions with notice, enjoining and restraining such breach, or threatened or intended breach, and to such other rights and remedies as are available at law or in equity to the disclosing Party except as expressly set forth herein.

20.      INTELLECTUAL PROPERTY RIGHT INFRINGEMENT

20.1 Supplier shall defend and indemnify Nortel Networks and Nortel Networks Companies (including their directors, officers, employees and agents) against any and all claims brought against Nortel Networks (including, without limitation, claims by third parties, distributors, Nortel Networks Companies, end users and contractors against Nortel Networks), and shall hold Nortel Networks and Nortel Networks Companies harmless from all corresponding damages, liabilities, settlements, costs and expenses (including attorney's fees) arising out of any claim that the use, copying, licensing, sublicensing, sale and/or distribution of any Product delivered hereunder or the exercise of any of the rights granted in this Agreement infringes any third-party patent, copyright, trademark, trade secret or other intellectual property right ("herein "INFRINGEMENT CLAIM"). Nortel Networks shall give Supplier prompt notice of, and authority to defend or settle, any such Infringement Claim and shall give, at Supplier's expense, reasonable information and assistance. Supplier will notify Nortel Networks if Supplier is subject to any enquiry, allegation, claim or lawsuit in respect of patent, copyright, trade secret or other intellectual property right infringement regarding any Product delivered hereunder or any part thereof.

20.2 When notified of an action or motion that seeks to restrict the use, copying, licensing, sublicensing, sale and/or distribution of any Product delivered hereunder or the exercise of any of the rights granted hereunder, Supplier may, (and in the case of a judgment, order or injunction that restricts the use, copying, licensing, sublicensing, sale and/or distribution of any Product delivered hereunder or the exercise of any of the rights granted hereunder, shall), at its option and expense, (a) obtain the right for Nortel Networks , Nortel Networks Companies, distributors, end users and contractors to use, copy, license, sublicense sell and/or distribute any Product delivered hereunder or exercise any of the rights granted hereunder, (b) substitute other functionally equivalent product that does not infringe, or (c) modify such Product so that it no longer infringes.

20.3 The indemnity obligations under the foregoing provisions shall survive the termination or expiration of this Agreement.

20.4 The foregoing indemnification obligations shall not be applicable in the event the Infringement Claim arises solely from:

         (a)      compliance of the Product with Nortel Networks' designs; or
         (b)      modification by Nortel Networks of the Product; or
         (c) use of the Product by Nortel Networks in combination with other products not provided by Supplier provided the infringement arises from such combination and such combination was not authorized by or known to Supplier.

         In the cases specified above in this Section 20.4, Nortel Networks shall defend and indemnify Supplier (including their directors, officers, employees and agents) against any and all claims brought against Supplier and shall hold Supplier harmless from all corresponding damages, liabilities, settlements, costs and expenses (including attorney's fees) arising out of any such claim. Supplier shall give Nortel Networks prompt notice of, and authority to defend or settle, any such claim and shall give, at Nortel Networks expense, reasonable information and assistance.

20.5 Nothing contained in this Agreement shall be deemed to grant, either directly or indirectly or by implication, any license under any patents or patent applications of Supplier, except that Nortel Networks shall have the normal non-exclusive, royalty-free license to use that which is implied, or otherwise arises by operation of law, in the use, copying, licensing, sublicensing, sale and/or distribution of the Products.

                                      CONFIDENTIAL

21.      HAZARDOUS MATERIALS

21.1 Supplier shall identify and list in a notice forwarded to Nortel Networks all of the hazardous or toxic materials which may be contained in the Products prior to shipping the Products. For the purposes of this Section 21.1, the hazardous and/or toxic materials shall be those identified or described by characteristics in the regulations promulgated under all applicable laws, rules and regulations of any applicable governmental entity including, without limitation, the following: the Toxic Substances Control Act, Resource Conservation and Recovery Act of 1976, Hazardous Materials Transportation Act, Occupational Safety and Health Act of 1970, Comprehensive Environmental Response, Compensation and Liability Act of 1980, Consumer Product Safety Act, Radiation Control for Health and Safety Act of 1968, Clean Air Act, and Clean Water Act.

21.2 Supplier shall periodically, but no less than annually, review the pertinent regulations and the materials contained in the Products and update the lists of hazardous and/or toxic materials accordingly. Upon request by Nortel Networks, Supplier shall also identify such other hazardous and/or toxic substances as Nortel Networks may specify.

21.3 Supplier hereby warrants to Nortel Networks that, with the exception of the notice referred to above, the Products furnished by Supplier, as described in this Agreement, are safe for normal use, are non-toxic, present no abnormal hazards to persons or their environment, and may be disposed of as normal refuse without special precautions.

21.4 Supplier shall indemnify Nortel Networks for any expenses (including the cost of substitute materials, less accumulated depreciation) that Nortel Networks may incur by reason of the recall or prohibition against continued use or disposal of the Products furnished by Supplier, whether such recall or prohibition is directed by Supplier, or occurs under compulsion of law. Nortel Networks shall cooperate with Supplier to facilitate and minimize the expense of any recall or prohibition against use of the Products directed by Supplier or under compulsion of law.

21.5 Supplier shall indemnify, defend and hold harmless Nortel Networks from any claims, demands, suits, judgments, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) which Nortel Networks may incur under any of the laws, rules and regulations referred to in Section 21.1 or any amendment to said statutes by reason of Nortel Networks' acquisition, use, sale or disposal of the Products furnished by Supplier.

22.      INDEMNITY

22.1     GENERAL

22.1.1 Notwithstanding Section 24.1 of this Agreement, each Party shall indemnify and save harmless as "INDEMNITEES" the other and its employees, officers and directors from and against any and all fines, penalties, losses, costs, damages, injuries, claims, expenses or liabilities as a result of injury to, or death of, any person, or damage to, or loss or destruction of, any property, arising out of, or resulting from, or in connection with, this Agreement or the performance of this Agreement and caused by the negligence or willful misconduct of the indemnifying Party or a contractor or an agent of the indemnifying Party or an employee of any one of them (hereinafter individually and collectively "LIABILITIES").

22.1.2 Upon request of an Indemnitee, the other Party shall, at no cost or expense to such Indemnitee, defend or settle any suit or other legal proceeding asserting a claim for Liabilities, and the other Party shall pay any reasonable costs and attorneys' fees that may be incurred by such Indemnitee in connection with any such claim, proceeding or suit.

22.1.3 The Indemnitee shall as soon as practicable notify the other Party of the assertion of any such claim of which the Indemnitee is aware and the other Party shall (a) keep the Indemnitee subject to any such claim fully informed as to the progress of such defense, and (b) afford such Indemnitee, each at its own expense, an opportunity to participate fully with the other Party in the defense or settlement of any such claim, but the other Party shall have sole control of any such settlement or defense.

22.2     PRODUCT LIABILITY

22.2.1 In addition to, and without limiting the generality of, the provisions contained in Section 22.1, Supplier shall indemnify and save harmless, except in the excepted cases set forth in Section 20.4 above, Nortel Networks and its customers from and against any and all losses, costs, damages and liabilities (including, without limitation, reasonable attorneys' fees) and amounts agreed upon in settlement or awarded in connection with any claim, suit or proceeding which arises from any injury or death to persons or loss of or damage to property and which is caused by a Product.

22.2.2 Upon request of Nortel Networks, Supplier shall, at no cost or expense to Nortel Networks, defend or settle any suit or other legal proceeding asserting a claim, suit or proceeding described in Section 22.2.1, and Supplier shall pay any reasonable costs and attorneys' fees that may be incurred by Nortel Networks and its customers in connection with any such claim, proceeding or suit.

                                  CONFIDENTIAL

22.2.3 Nortel Networks shall as soon as practicable notify Supplier of the assertion of any such claim, proceeding or suit of which Nortel Networks is aware and Supplier shall (a) keep Nortel Networks fully informed as to the progress of such defense, and (b) afford Nortel Networks, each at its own expense, an opportunity to participate fully with Supplier in the defense or settlement of any such claim, proceeding or suit, but Supplier shall have sole control of any such settlement or defense.

23.      COMPLIANCE WITH LAWS

23.1 At no additional charge to Nortel Networks, Supplier represents and warrants that it complies with and shall continue to comply with and has obtained and will continue to maintain in effect all licenses and permits required by, and Products shall be in conformance with, all applicable laws and governmental orders and regulations in effect in Canada and the United States at the time of the Delivery Date applicable thereto.

24.      CONSEQUENTIAL DAMAGES

24.1 Except in the event of a breach of Section 19 hereof, neither Party shall be liable pursuant to this Agreement for any incidental consequential, multiple or other indirect damages or for any damages for loss of profits or revenues even if such Party has been advised of the possibility of such damages, except that (a) Supplier shall pay, without limitation, all litigation costs, reasonable attorneys' fees, settlement payments and any damages awarded resulting from any suit, claim or proceeding as set forth in Section 20 (Intellectual Property Right Infringement) and (b) Supplier shall hold Nortel Networks and Nortel Networks Companies harmless from any damages Nortel Networks and the Nortel Networks Companies have incurred as a result of Supplier's breach of the warranty set forth in Section 13.1 i).

25.      INSURANCE

25.1 Supplier shall procure and maintain in full force and effect during the period that this Agreement is in effect and for a period of [*] ([*]) years thereafter, with an insurance company a Comprehensive General Liability insurance policy with third party liability coverage protecting Nortel Networks and Nortel Networks Companies against any loss, liability or expense due to bodily injury, death or property damage arising out of this Agreement or Products delivered hereunder, to the extent such loss, liability or expense is not due to the negligence of Nortel Networks and any Nortel Networks Company. Such policy shall have a combined single limit of a minimum of [*]
         Dollars ($[*]), shall provide coverage worldwide and shall not be restricted to occurrences in the country of insurer of Supplier. Nortel Networks and Nortel Networks Companies shall be additional insureds under such insurance policy.

25.2 Nortel Networks may upon sixty (60) calendar days written notice increase the foregoing minimum amount in order to comply with Nortel Networks' obligations to any customer of any Products provided any such increase shall not exceed an amount equal to one hundred percent (100%) of the applicable minimum amounts and shall be subject to the availability of such insurance.

25.3 Such policy shall be endorsed to be primary insurance and shall provide that it will not be cancelled or altered without at least thirty (30) calendar days prior written notice to Nortel Networks. Not later than ten (10) calendar days following the execution of this Agreement, Supplier shall furnish Nortel Networks with a certificate of such insurance and evidence that the premiums therefor have been paid. Maintenance of such insurance and the performance by Supplier of its obligations under this Section 25 shall not relieve Supplier of liability under the indemnity provisions set forth in this Agreement.

26.      FORCE MAJEURE

26.1 If the performance of any obligation under this Agreement or a Release or Purchase Order is interfered with by reason of any circumstances beyond the reasonable control of the Party affected, including, without limitation, fire, explosion, power failure, acts of God, war, revolution, civil commotion, delays of the other Party in the performance of any of its obligations hereunder, acts of the public enemy, or any law, order, regulation, ordinance or requirement of any government or legal body, and labor difficulties, including without limitation, strikes, slowdowns, picketing or boycotts; then the Party affected shall be excused from such performance for a period equal to the delay resulting from any such causes and such additional period as may be reasonably necessary to allow the Party to resume its obligations, (and the other Party shall likewise be excused from performance of its obligations to the extent such Party's obligations relate to the performance which was interfered with). The Party so affected shall make reasonable efforts to remove such causes of nonperformance; provided, however, in the event any such cause of nonperformance extends for more than [*] ([*]) calendar days, Nortel Networks shall have the right, without obligation or liability, to cancel any Release or Purchase Order affected by such cause.

26.2 Either Party shall notify the other Party in writing within ten (10) calendar days after becoming aware of the occurrence of any force majeure event which may cause any delay or failure on the part of such Party to perform its obligations hereunder.

27.      TERM

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   CONFIDENTIAL

27.1 This Agreement shall become effective on the Effective Date and shall remain in effect for a period of thirty six (36) months and will be automatically renewed for successive twelve (12) month period(s) unless one Party gives to the other Party a ninety (90) calendar day notice to the effect that this Agreement will not be renewed, all such period(s) being referred to herein as "TERM", unless and until terminated in accordance with this Agreement.

28.      TERMINATION AND CONTINUING RIGHTS

28.1 The Agreement may be terminated upon notice by one Party, at its sole discretion, in the event the other Party is affected by any one of the following events:

         a) the institution by one Party of insolvency, receivership or bankruptcy proceedings or any other material proceedings for the settlement of its debts, including, without limitation, a reorganization, a compromise, an arrangement or assignment for the benefit of its creditors; the institution of such proceedings against a Party which such Party has failed to resolve in its favor within twenty (20) calendar days after appropriate services of process; a Party making a general assignment for the benefit of creditors; or a Party's dissolution or ceasing to do business in the normal course; or

         b)       has a substantial part of its assets seized; or

         c)       assigns the Agreement or any part thereof in violation of
                  Section 32.4 (Assignment);

         the affected Party is obliged to immediately give notice to the other of the occurrence of any such event.

28.2 The Agreement and/or any Purchase Order or Release may be terminated, in whole or in part, by Nortel Networks, upon written notice to Supplier, in the event another party acquires a controlling interest in Supplier (controlling not necessarily requiring greater than 50%) or a majority equity participation in Supplier, without a prior written guarantee from such party to Nortel Networks that such party will continue to abide by the terms of this Agreement.

28.3 The Agreement and/or any Purchase Order or Release may be terminated, in whole or in part by either Party, upon a [*] ([*]) calendar day written notice, in the event the other Party fails to execute any one of its material obligations hereunder and fails to remedy the default within said period of [*] ([*]) calendar days.

28.4 Above termination rights shall be in addition to other termination rights contained herein, including under Section 9 (Delivery), and shall be without prejudice to the rights or claims one Party may have against the other with respect to the performance, nonperformance, or breach of such Party's obligations hereunder, and shall not operate so as to extinguish any rights or obligations which arose prior to the date of termination, and each Party shall have the right to pursue each and every available remedy at law and in equity, including, without limitation, withholding payments of any amount owed by Nortel Networks to Supplier pending resolution of any claims made by Nortel Networks in good faith against Supplier.

28.5 In the event this Agreement is terminated by Supplier for default by Nortel Networks or for any other reason hereunder, Nortel Networks and its customers shall thereafter retain such rights, as may be necessary in order to allow Nortel Networks and its customers to provide Product support and maintenance to their end-user customers, provided however the Products, in respect of which support and maintenance services will be provided, have been paid for by Nortel Networks.

28.6 This Agreement may be terminated upon agreement of the Parties to that effect.

28.7 Notwithstanding any termination or expiry of this Agreement, any provisions of this Agreement which by their nature are intended to survive, including but not limited to the provisions of Sections 1 (Definitions), 5 (Product and Process Changes), 7 (Proprietary Components), 10 (Prices and Payments), 13 (Warranty), 16 (Continuing Availability of Technical Assistance, Repair Services, Maintenance, Replacement and Repair Parts), 19 (Confidential Information), 20 (Intellectual Property Right Infringement), 22 (Indemnity), 24 (Consequential Damages), 25 (Insurance) 28 (Termination and Continuing Rights), 30 (Manufacturing Escrow and Contingent License) and all consequent rights, obligations and liabilities, shall survive the termination or expiry of this Agreement.

29.      NOTICES

29.1 Any and all notices or other information to be given by one of the Parties to the other hereunder shall be sent by registered or certified mail, postage prepaid, return receipt requested or by confirmed fax or hand delivery to the other Party at the addresses set forth in Exhibit M.

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   CONFIDENTIAL

29.2 Notices given pursuant to Section 29.1 shall be deemed to have been received five (5) Business Days after mailing if given by mail, and one business day after sending if given by telecopy and upon delivery if given by hand.

29.3 Either Party may change its address at any time by giving fifteen (15) Business Days prior written notice to the other Party as provided above.

30.      MANUFACTURING ESCROW AND CONTINGENT LICENSE

30.1 To ensure uninterrupted availability of the Product Hardware and Product Software and their ongoing maintenance and support, including Repair Services, by March 15, 2000, Nortel Networks and Supplier shall enter into an escrow agreement ("ESCROW AGREEMENT") with a mutually agreeable escrow agent ("ESCROW AGENT").

30.2 The Escrow Agreement shall be in a form and content reasonably acceptable to the Parties hereto and shall contain, as a minimum and without limitation, the terms and conditions set forth in Exhibit N and shall, when executed by all the Parties, be annexed hereto as part of Exhibit N.

31.      GOVERNING LAW

31.1 The validity, construction, interpretation and performance of this Agreement and the rights and obligations of the Parties and any purchase made hereunder shall be governed by the courts and laws of Texas except for its rules with respect to the conflict of laws. The application of the U.N. Convention on Contracts for the International Sale of Goods is specifically excluded from this Agreement.

32.      GENERAL

32.1     SEVERABILITY

         If any of the provisions of this Agreement shall be adjudged invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render this Agreement unenforceable, but rather this Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the Parties shall be construed and enforced accordingly, provided that, in the event either Nortel Networks or Supplier would not have entered into this Agreement without such provision, that Party shall have the right to terminate this Agreement upon written notice to the other Party.

32.2     TRADE AGREEMENT - PROCEDURES

         Supplier shall assist Nortel Networks in performing all administrative actions required to qualify Products for preferential treatment under the rules of any applicable trade pursuant to the procedures set out in Exhibit L.

32.3     DEBARMENT CERTIFICATE

         At no additional charge to Nortel Networks, Supplier shall comply with any applicable import requirements and with any third party requirements specifically set forth herein or any document referenced herein. In addition, Supplier shall promptly, upon written request of Nortel Networks, provide a properly executed certificate in the form attached as Exhibit I (as such form may be modified from time to time by the United States Rural Utilities Service) and in accordance with the requirements specified therein with respect to any Products furnished by Supplier and which Nortel Networks provides to a customer which requires Nortel Networks to provide a similar certificate. Products and services furnished by Supplier shall be in conformance with all applicable laws and governmental orders and regulations in effect at the time of shipment thereof or the performance of such services, including, without limitation, the following United States laws and regulations: Veterans Readjustment Assistance Act of 1972, Rehabilitation Act of 1973, and the clauses set forth in Federal Acquisition Regulation (subject to "Supplier," "Subcontractor" and "Contract" used in such clauses meaning Nortel Networks , Supplier and Agreement, respectively) 52.219-8, 52.219-9, 52.219-13, 52.220-4,
         52.2221, 52.222-4, 52.222-20, 52.222-26, [subparagraphs b(l)-b(ll)],
         52.222-35 and 52.222-36.

32.4     ASSIGNMENT

         Neither Party shall assign or otherwise transfer all or any part of this Agreement or any rights or payments to be made hereunder, or any interest herein, without the prior written consent of the other Party, not to be unreasonably withheld, except that Nortel Networks may assign or subcontract any of its rights or obligations hereunder to any Nortel Networks Subsidiary with the reasonable commercial capacity to fulfill the terms of this Agreement. Any assignee of this Agreement shall be bound to all of the terms and conditions hereof.

                                   CONFIDENTIAL

32.5     WAIVER

         Except as specifically provided for in a waiver signed by duly authorized representatives of Nortel Networks and Supplier, failure by either Party at any time to require performance by the other Party or to claim a breach of or to enforce any provision of this Agreement shall not be construed as affecting any subsequent breach or the right to require performance with respect thereto or to claim a breach with respect thereto and shall not constitute a waiver of such provisions or the right of such Party to enforce each and every provision.

32.6     INDEPENDENT CONTRACTORS

         Nortel Networks and Supplier are independent contractors in all relationships and actions under and contemplated by this Agreement. This Agreement shall not be construed to create or to authorize the creation of any employment, partnership or agency relation, or to authorize Nortel Networks or Supplier to enter into or make any commitment, agreement, representation or warranty binding on the other, or to allow one Party to accept service of any legal process addressed to, or intended for, the other Party. Nothing contained in this Agreement shall limit, in any manner, Nortel Networks' right to enter into other agreements with other parties.

32.7     SECTION HEADINGS

         Section headings are inserted herein for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

32.8     ENTIRE AGREEMENT

         This Agreement, including Exhibits A through N attached hereto, comprises all the terms, conditions and agreements of the Parties hereto with respect to the subject matter herein, and save as expressly provided herein, may not be altered or amended except in writing signed by authorized representatives of each Party hereto. This Agreement cancels and supersedes all prior agreements and communications on the said subject matter. This Agreement may not be varied except through a document agreed to and signed by both Parties.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year last written below.

SONOMA SYSTEMS                             NORTEL NETWORKS, INC.

By: /s/ Daniel E. Gottleib           By: /s/ Drew O. Goodwin
   ----------------------------         ---------------------------------
            (Signature)                    (Signature)

Name: Daniel E. Gottleib             Name: Drew O. Goodwin
      -------------------------            ------------------------------
            (Print)                        (Print)

Title: Vice President                Title: Vice President, [ILLEGIBLE] Networks
       ------------------------             -----------------------------

Date: Feb 10, 2000                   Date: February 10, 2000
      -------------------------            ------------------------------

                                  CONFIDENTIAL

                                    EXHIBIT A

              PRODUCT LISTS, PART I AND PART II, PRICES, DISCOUNTS,
                  AVAILABILITY DATES AND FCA DELIVERY LOCATIONS

PART I:  PRODUCT LIST:     ACCEPTED PRODUCTS, PRICES AND DISCOUNTS

PART II: PRODUCT LIST:     NON-ACCEPTED PRODUCTS, PRICES, DISCOUNTS AND
                           AVAILABILITY DATES

       The prices set forth herein shall apply to all Purchase Orders or Releases and are effective as of February 4, 2000, and shall apply regardless of whether or not the product is accepted pursuant to Section 4 of the Agreement. Prices are based upon aggregate shipments of products to Nortel Networks Companies per calendar year. Purchase Orders and Releases shall be priced at the designated Nortel price, which represents [*] percent ([*]%) off the given List Price. Volume discounts shall apply in accordance with the table below. If shipments of products exceed [*] ([*]) units in any calendar year, Supplier shall issue
       Nortel Networks a credit equal to the incremental discount from list price multiplied by the incremental number of shipped products qualifying for such additional discount. Subject to verification by Nortel Networks, Supplier shall indicate the product credit to Nortel Networks, if any, within thirty (30) days after the end of the calendar year. Nortel Networks may utilize the product credit by indicating the amount of such credit to be used on a Purchase Order or Release. Any product credits remaining at the end of the Term shall be refunded in US dollars in the form of a wire transfer within ninety (90) days after the expiration of the Term.


                      ----------------------------- --------------------------
                      Quantity                       Discount from List (%)
                      ----------------------------- --------------------------
                      0 - [*] units                         [*]%
                      ----------------------------- --------------------------
                      [*] - [*] units                       [*]%
                      ----------------------------- --------------------------
                      Greater than [*] units                [*]%
                      ----------------------------- --------------------------



PRODUCT CODES, PRICING AND AVAILABILITY:

PRODUCT ID                   DESCRIPTION                                                               LIST        NORTEL
                                                                                                       PRICE       PRICE    AVAIL.
-----------------------------------------------------------------------------------------------------------------------------------
                             SONOMA ACCESS  BASE UNITS

8000 SA PII                  SONOMA ACCESS Pentium II Base Unit, with switchable 110/240 VAC power      $4695     $[*]      2/4/00
                             supply for Multi-media applications
8000 DA PII                  SONOMA ACCESS Pentium II Base Unit, with dual switchable 110/240 VAC       $5645     $[*]      2/4/00
                             power supply for Multi-media applications
8000 DD PII                  SONOMA ACCESS Pentium II Base Unit, with dual -48VDC power supplies        $5995     $[*]      2/4/00
                             for Multi-media applications
-----------------------------------------------------------------------------------------------------------------------------------
                             SONOMA ACCESS  SOFTWARE

8000 SW-TLX-4                SONOMA ACCESS TLX-TM- software, V4, high-performance real-time operating   $2000     $[*]      2/4/00
                             system, SNMP agent, Web DCS, and SLIP management software.  V4 supports IMA, IP forwarding, CES, FR (Serial Card) and 8000 TRN 2.
-----------------------------------------------------------------------------------------------------------------------------------
                             SONOMA SYSTEMS  NETWORK MANAGEMENT SOFTWARE

HP Openview Basic Package    Free utility that can be downloaded from the Sonoma Systems extranet        Free      N/A        N/A
                             site from Support/All Files/MIBs.  Filename:  OVBASIC.TAR.Z
SONOMAVIEW                   SonomaVIEW Element Management Package                                      $1995     $[*]      2/4/00
Sonoma VIEW Demo             The SonomaVIEW Demo application is available from Sonoma extranet website.  Free      N/A      2/4/00
Application                  This is a full feature application which expires after
                             thirty (30) days of

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   CONFIDENTIAL


                              installation.
SV UG                         SV User Guide includes both SA/SI navigation/configuration-HARDCOPY        $100      $[*]     2/4/00
-----------------------------------------------------------------------------------------------------------------------------------
                              SONOMA ACCESS WAN CARDS
                              (INCLUDES DRIVER SOFTWARE LICENSE AND CERTIFICATION)

ATM DS1-4                     4 port T1 ATM UNI card (RJ-45) (1 slot)                                   $4000      $[*]     2/4/00
                              ****REQUIRES V4  SOFTWARE*****
ATM E1-4                      4 port E1 ATM UNI card (RJ-45) (1 slot)                                   $4000      $[*]     2/4/00
                              ****REQUIRES V4  SOFTWARE*****
ATM IMA DS1                   4 port T1 ATM Inverse Multiplexing card (RJ-45) (2 slots)                 $6500      $[*]     2/4/00
                              **** ATM UPLINK SUPPORTS DATA AND VOICE APPLICATIONS****
                              ****T1 UNI OR IMA CAPABILITY SUPPORTED WITH V4 SOFTWARE*****
ATM IMA E1                    4 port E1 ATM Inverse Multiplexing card (RJ-45) (2 slots)                 $6500      $[*]     2/4/00
                              **** ATM UPLINK SUPPORTS DATA AND VOICE APPLICATIONS****
                              ****E1 UNI OR IMA CAPABILITY SUPPORTED WITH V4 SOFTWARE*****
ATM IMA DS1-8                 8 port T1 ATM Inverse Multiplexing card (RJ-45) (2 slots)                 $9500      $[*]     2/4/00
                              **** ATM UPLINK SUPPORTS DATA AND VOICE APPLICATIONS****
                              ****T1 UNI OR IMA CAPABILITY SUPPORTED WITH V4 SOFTWARE*****
ATM IMA E1-8                  8 port E1 ATM Inverse Multiplexing card (RJ-45) (2 slots)                 $9500      $[*]     2/4/00
                              **** ATM UPLINK SUPPORTS DATA AND VOICE APPLICATIONS****
                              ****E1 UNI OR IMA CAPABILITY SUPPORTED WITH V4 SOFTWARE*****
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         LIST    NORTEL
PRODUCT ID                    DESCRIPTION                                                               PRICE    PRICE      AVAIL.
ENH DS3 ATM                   DS3 GCRA compliant ATM Card, with two BNC connectors, compliant with      $3000      $[*]     2/4/00
                              DSX-3 specifications.
                              *****ATM UPLINK SUPPORT FOR DATA ONLY APPLICATIONS)****
ENH E3 ATM                    E3 GCRA compliant ATM Card, with two BNC connectors                       $3000      $[*]     2/4/00
                              *****ATM UPLINK SUPPORT FOR DATA ONLY APPLICATIONS)****
ENH OC3 ATM MM                OC-3c/STM-1 GCRA compliant ATM Multimode Card, with fiber optic SC        $4000      $[*]     2/4/00
                              connector (0-2Km)
                              *****ATM UPLINK SUPPORT FOR DATA ONLY APPLICATIONS)****
ENH OC3 ATM SM-IR             OC-3c/STM-1 GCRA compliant ATM Single Mode Card, with fiber optic ST      $6000      $[*]     2/4/00
                              connector (0-19Km)
                              *****ATM UPLINK SUPPORT FOR DATA ONLY APPLICATIONS)****
ENH OC3 ATM SM-LR             OC-3c/STM-1 GCRA ATM Long-Reach Single Mode Card, with fiber optic ST     $8000      $[*]     2/4/00
                              connector (12-30Km)
                              *****ATM UPLINK SUPPORT FOR DATA ONLY APPLICATIONS)****
-----------------------------------------------------------------------------------------------------------------------------------
                              SONOMA ACCESS LAN CARDS
                              (INCLUDES DRIVER SOFTWARE LICENSE AND CERTIFICATION)

8000 FAST ENET-1              Fast Ethernet Card (10/100Mbps autosensing) with RJ-45 connector (UTP).    $750       $[*]    2/4/00
8000 FAST ENET-4              Four-Port Fast Ethernet Card (10/100Mbps autosensing), with RJ-45         $3000       $[*]    2/4/00
                              connectors
8000 TRN-2                    High Performance Token Ring Card (4/16Mbps autosensing), with DB-9 and    $1200       $[*]    2/4/00
                              RJ-45 connectors.
8000 FDDI-SAS                 FDDI Single-Attach (SAS) Interface Card, with multimode fiber optic SC    $5000       $[*]    2/4/00
                              connector
8000 FDDI-DAS                 FDDI Dual-Attach (DAS) Interface Card, with two multimode fiber optic     $8000       $[*]    2/4/00
                              SC connectors
-----------------------------------------------------------------------------------------------------------------------------------
                              SONOMA ACCESS MULTISERVICE CARDS
                              (INCLUDES ATM UPLINK, DRIVER SOFTWARE LICENSE AND CERTIFICATION)

CES T1 IMA                    Card set with four T1/E1 Circuit Emulation ports (RJ-45) and four T1      $11000      $[*]    2/4/00
                              ATM IMA uplink ports (RJ45). REQUIRES 3 SLOTS.
                              REQUIRES V4.X OR GREATER. -USING V4.X OR GREATER
                              SOFTWARE THE ATM UPLINKS ARE SOFTWARE CONFIGURABLE
                              FOR EITHER IMA OR UNI
                              **** ATM UPLINK SUPPORTS DATA AND VOICE APPLICATIONS****

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  CONFIDENTIAL


CES E1 IMA                    Card set with four T1/E1 Circuit Emulation ports (RJ-45) and four E1      $11000    $[*]     2/4/00
                              ATM IMA uplink ports (RJ-45). Requires 3 slots.
                              REQUIRES V4.X OR GREATER. -USING V4.X OR GREATER
                              SOFTWARE THE ATM UPLINKS ARE SOFTWARE CONFIGURABLE
                              FOR EITHER IMA OR UNI
                              **** ATM UPLINK SUPPORTS DATA AND VOICE APPLICATIONS****
CES T1 IMA-8                  Card set with four T1/E1 Circuit Emulation ports (RJ-45) and eight T1     $14500    $[*]     2/4/00
                              ATM IMA uplink ports (RJ45). REQUIRES 3 SLOTS.
                              REQUIRES V4.X OR GREATER. -USING V4.X OR GREATER
                              SOFTWARE THE ATM UPLINKS ARE SOFTWARE CONFIGURABLE
                              FOR EITHER IMA OR UNI
                              **** ATM UPLINK SUPPORTS DATA AND VOICE APPLICATIONS****
CES E1 IMA-8                  Card set with four T1/E1 Circuit Emulation ports (RJ-45) and eight E1     $14500    $[*]     2/4/00
                              ATM IMA uplink ports (RJ-45). Requires 3 slots.
                              REQUIRES V4.X OR GREATER. -USING V4.X OR GREATER
                              SOFTWARE THE ATM UPLINKS ARE SOFTWARE CONFIGURABLE
                              FOR EITHER IMA OR UNI
                              **** ATM UPLINK SUPPORTS DATA AND VOICE APPLICATIONS****
-----------------------------------------------------------------------------------------------------------------------------------
PRODUCT ID                    DESCRIPTION                                                               PRICE      CAT      AVAIL.
CES DS3                       Card set with four T1/E1 Circuit Emulation ports (RJ-45) and one DS3      $7500     $[*]     2/4/00
                              ATM uplink with BNC connectors.  REQUIRES 2 SLOTS. REQUIRES V4.X OR
                              GREATER.
                              **** ATM UPLINK SUPPORTS DATA AND VOICE APPLICATIONS****
CES E3                        Card set with four T1/E1 Circuit Emulation ports (RJ-45) and one E3       $7500     $[*]     2/4/00
                              ATM uplink with two BNC connectors.  REQUIRES 2 SLOTS. REQUIRES V4.X
                              OR GREATER.
                              **** ATM UPLINK SUPPORTS DATA AND VOICE APPLICATIONS****
CES MM OC3                    Card set with four T1/E1 Circuit Emulation ports (RJ-45) and one          $8500     $[*]     2/4/00
                              OC-3c/STM-1 ATM uplink with fiber optic SC connector (0-2Km).
                              REQUIRES 2 SLOTS. REQUIRES V4.X OR GREATER.
                              **** ATM UPLINK SUPPORTS DATA AND VOICE APPLICATIONS****
CES SM IR OC3                 Card set with four T1/E1 Circuit Emulation ports (RJ-45) and one         $10500     $[*]     2/4/00
                              OC-3c/STM-1 ATM uplink with fiber optic ST connector (0-19Km).
                              REQUIRES 2 SLOTS. REQUIRES V4.X OR GREATER.
                              **** ATM UPLINK SUPPORTS DATA AND VOICE APPLICATIONS****
CES SM LR OC3                 Card set with four T1/E1 Circuit Emulation ports (RJ-45) and one         $12500     $[*]     2/4/00
                              OC-3c/STM-1 ATM uplink with fiber optic ST connector (12-30Km).
                              REQUIRES 2 SLOTS. REQUIRES V4.X OR GREATER.
                              **** ATM UPLINK SUPPORTS DATA AND VOICE APPLICATIONS****
-----------------------------------------------------------------------------------------------------------------------------------
                              SONOMA ACCESS FRAME RELAY CARDS
                              (INCLUDES DRIVER SOFTWARE LICENSE AND CERTIFICATION)

FR UIO                        2 port Universal Serial (RS232, V.35, X.21, RS442/449) for Frame Relay  $4500       $[*]     2/4/00
-----------------------------------------------------------------------------------------------------------------------------------
                               FRAME RELAY CABLES
                               (ALSO USED ON SONOMA INTEGRATOR MODELS THAT INCLUDE FRAME RELAY)
RS-232-DCE                     RS232/EIA530, DCE CBL, 6 FT, DB-25  FEMALE-Provides a DCE interface      $225      $[*]     2/4/00
                               which provides both TXC/RXC to the connecting DTE device.
RS-232-DTE                     RS232/EIA530, DTE CBL, 6 FT, DB-25 MALE-Provides a DTE interface         $225      $[*]     2/4/00
                               which accepts both TXC/RXC from the connecting DCE device.
V.35-DCE                       FRAME RELAY V.35, DCE CBL, 6 FT,  34 PIN FEMALE-Provides a DCE           $250      $[*]     2/4/00
                               interface which provides both TXC/RXC to the connecting DTE device.
V.35-DTE                       FRAME RELAY V.35, DTE CBL, 6 FT, 34 PIN MALE-Provides a DTE interface    $250      $[*]     2/4/00
                               which accepts both TXC/RXC from the connecting DCE device.
X.21-DCE                       FRAME RELAY X.21 DCE CBL, 6 FT, DB-15 FEMALE-Provides a DCE interface    $150      $[*]     2/4/00
                               which provides both TXC/RXC to the connecting DTE device.
X.21-DTE                       FRAME RELAY  X.21 DTE CBL, 6 FT, DB-15 MALE-Provides a DTE interface     $150      $[*]     2/4/00
                               which accepts both TXC/RXC from the connecting DCE device.

RS442/449-DCE                  FRAME RELAY RS442/449 DCE CBL, 6 FT, DB-37 FEMALE-Provides a DCE        $225       $[*]     2/4/00
                               interface which provides both TXC/RXC to the connecting DTE device.
RS442/449-DTE                  FRAME RELAY DTE CBL, RS442/449, 6 FT, DB-37 MALE-Provides a DTE         $225       $[*]     2/4/00
                               interface which accepts both TXC/RXC from the connecting DCE device.

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      CONFIDENTIAL

                                                                                                        LIST    NORTEL
PRODUCT ID                    DESCRIPTION                                                              PRICE     PRICE     AVAIL.
-----------------------------------------------------------------------------------------------------------------------------------
                              SONOMA ACCESS SYSTEM OPTIONS:
CABLE MGMT                    Cable Management option for PII Chassis.  Consists of front bezel           $200    $[*]      2/4/00
                              attachment with cable clamps
-----------------------------------------------------------------------------------------------------------------------------------
                              SONOMA ACCESS  USER DOCUMENTATION:


8000 SUG V4                   Sonoma Access V4 User Guide                                                 $100    $[*]       2/4/00

QS-WEBDCS V3                  Sonoma ACCESS V3 / V4 Quick Start Guide for WebDCS Users                     $15    $[*]       2/4/00

QS-CRAFT V3                   Sonoma ACCESS V3/V4 Quick Start Guide for Craft Interface Users              $15    $[*]       2/4/00

8000 SUG-DISK V4              Sonoma ACCESS V4 User Guide and HTML Help Files on 3.5-inch diskettes        $50    $[*]       2/4/00
-----------------------------------------------------------------------------------------------------------------------------------
                              SONOMA ACCESS  ACCESSORIES:

PII RM-19                     19" Rackmount kit for Phase II chassis                                      $250    $[*]       2/4/00
PII RM-23                     23" Rackmount kit for Phase II chassis                                      $250    $[*]       2/4/00
PII SAC TRAY                  PII Single A/C power supply and fan tray assembly (switch selectable        $795    $[*]       2/4/00
                              for 110 or 240 VAC)
PII DAC TRAY                  PII Dual A/C power supply and fan tray assembly (switch selectable for     $1595    $[*]       2/4/00
                              110 or 240 VAC)
PII DDC TRAY                  PII Dual D/C power supply and fan tray assembly (-48 VDC)                  $2495    $[*]       2/4/00



PRODUCT CODES, PRICING AND AVAILABILITY:


PRODUCT ID                    DESCRIPTION                                                           LIST PRICE   NORTEL
                                                                                                                 PRICE       AVAIL.
-----------------------------------------------------------------------------------------------------------------------------------
                              SONOMA INTEGRATOR  BASE UNITS

SI 1110                       SONOMA INTEGRATOR Multiservice Branch Access Device, with               $9000        $[*]      2/4/00
                              autosensing 110/240 VAC power supply.  Includes (4) T1/E1 ports and (1) 10/100 M Ethernet port
                              *****PRICE INCLUDES SOFTWARE PACKAGE*****
SI 1120                       SONOMA INTEGRATOR Multiservice Branch Access Device, with               $9500        $[*]      2/4/00
                              auto-sensing 110/240 VAC power supply.  Includes (4) T1/E1 ports and (2) 10/100 M Ethernet port
                              *****PRICE INCLUDES SOFTWARE PACKAGE*****

SI 1121                       Sonoma INTEGRATOR Multiservice Branch Access Device, with               $8500        $[*]      3/31/00
                              autosensing 110/240 VAC power supply.  Includes (2) T1/E1 ports and (2) 10/100 M Ethernet ports.
                              *****PRICE INCLUDES SOFTWARE PACKAGE*****
SI 1119                       Sonoma INTEGRATOR Multiservice Branch Access Device, with               $9500        $[*]      3/31/00
                              autosensing 110/240 VAC power supply. Includes (4)
                              T1/E1 ports, (1) 10/100 M Ethernet port, and 2
                              Frame Relay Universal Serial ports. (Frame Relay

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                         CONFIDENTIAL


                              cable purchased separately.)
                              **FRAME RELAY CABLE PURCHASED SEPARATELY, SEE SONOMA ACCESS FRAME
                                           RELAY CABLES FOR SELECTION**
                              *****PRICE INCLUDES SOFTWARE PACKAGE*****
SI 1312                       Sonoma INTEGRATOR Multiservice Branch Access Device, with               $9250        $[*]    3/31/00
                              autosensing 110/240/VAC power supply.  Includes (1) DS3 ATM uplink port and (1) 10/100 M Ethernet port
                              *****PRICE INCLUDES SOFTWARE PACKAGE*****
SI 1313                       Sonoma INTEGRATOR Multiservice Branch Access Device, with               $9250        $[*]    3/31/00
                              autosensing 110/240 VAC power supply.  Includes (1) E3 ATM uplink port and (1) 10/100 M Ethernet port
                              *****PRICE INCLUDES SOFTWARE PACKAGE*****
SI 1320                       Sonoma INTEGRATOR Multiservice Branch Access Device, with              $10,000       $[*]    3/31/00
                              autosensing 110/240 VAC power supply.  Includes (2) T1/E1 ports,
                              (2) 10/100 M Ethernet ports and (1) DS3 ATM uplink
                              *****PRICE INCLUDES SOFTWARE PACKAGE*****
SI 1321                       Sonoma INTEGRATOR Multiservice Branch Access Device, with              $10,000       $[*]    3/31/00
                              autosensing 110/240 VAC power supply.  Includes (2) T1/E1 ports,
                              (2) 10/100 M Ethernet ports and (1) E3 ATM uplink
                              *****PRICE INCLUDES SOFTWARE PACKAGE*****
-----------------------------------------------------------------------------------------------------------------------------------
                              SONOMA INTEGRATOR  SOFTWARE

SI SW  V1                     SONOMA INTEGRATOR software, V1.0.  Supports Features & Functions            $1500     $[*]    2/4/00
                              of models SI 1110 and SI 1120. Support for T1/E1
                              UNI or IMA, CES, SNMP agent, Installation Wizard,
                              and SLIP management software, diskettes with user
                              documentation
                              ****INCLUDED AT NO CHARGE WITH PURCHASE OF ANY INTEGRATOR MODEL.
                              USE THIS PRODUCT ID IF ORDERING SOFTWARE SEPARATELY FOR FIELD
                              UPGRADES*****
SI SW V2                      Sonoma INTEGRATOR software V2.0.  Supports all features and                 $1500     $[*]     2/4/00
                              functions included in INTEGRATOR V1.0 (SI SW V1) and supports all
                              Sonoma INTEGRATOR models.
                              ****INCLUDED AT NO CHARGE WITH PURCHASE OF ANY INTEGRATOR MODEL.
                              USE THIS PRODUCT ID IF ORDERING SOFTWARE SEPARATELY FOR FIELD
                              UPGRADES*****

-----------------------------------------------------------------------------------------------------------------------------------

                              SONOMA INTEGRATOR USER DOCUMENTATION

SI QS CRAFT                   SI Quick Start Guide for Craft Interface-HARDCOPY                             $15      $[*]     2/4/00
SI QS                         SI Install Wizard Quick Start Guide-HARDCOPY                                  $15      $[*]     2/4/00
SUG CRAFT                     Includes both SA/SI Craft UI for SI/V1.0 and SA/V4 -HARDCOPY                 $100      $[*]     2/4/00
HW IG-2                       H/W Install guide for SI 1120-HARDCOPY                                        $50      $[*]     2/4/00
HW IG-1                       H/W Install guide for SI 1110-HARDCOPY                                        $50      $[*]     2/4/00


PART III:     FCA DELIVERY LOCATIONS
NASHVILLE, TN

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  CONFIDENTIAL


                                    EXHIBIT B

                      SPECIFICATIONS AND ACCEPTANCE PROGRAM

PART I:       SPECIFICATIONS


1.       Document Identification:

       =================================================== ================================================
       Document identification                              Description and specific provisions
       =================================================== ================================================
       Requirement Specifications                           Document Code: NT______ [to be inserted upon
       (RS), in effect from time to time.                   completion of NT document]

       FUNCTIONAL:                                          Date:  Latest version signed and dated by
       -Release Functional Specification for Sonoma         the Parties.
       Access Version 4.
       -Release Functional Specification for Sonoma
       Integrator Version 1.
       -Functional Specification Sonoma View - HP
       OpenView - Advanced Package.

       USER GUIDES:
       -        Sonoma Access & Sonoma Integrator Craft
                User Interface.
       -        Sonoma Access Hardware Installation Guide.
       -        Sonoma Integrator Hardware Installation
                Guide
       -        SonomaView User Guide

       RELEASE NOTES:
       -Product Release Notes Sonoma Access Version 4.1.
       -Product Release Notes Sonoma Integrator Version
       1.0.
       Product Release Notes SonomaView Version 1.0.
       --------------------------------------------------- ------------------------------------------------

2.     Certification

       Supplier shall use due diligence to pursue the certifications for all countries as listed below, and as may be requested by Nortel pending future business as soon as new or modified designs have passed Supplier's production release milestone, and this without prejudice to Nortel Networks' Acceptance Program outlined in Exhibit B, Part II. Supplier and Nortel Networks shall arrange for joint submission to the regulatory bodies and Nortel Networks shall repay to Supplier the additional costs incurred through the joint submissions. All Changes to existing designs that could invalidate any one of the certifications shall be discussed between Supplier and Nortel Networks as part of the Change Notification procedure even if they do not require a production release.

       The list of required certifications is as follows:

       CEMark
       ETSI
       UK Type Approval
       UL / CSA / EN safety
       FCC parts 15 and 101

                                       CONFIDENTIAL

       Should other certifications be required, they shall be discussed between Supplier and Nortel Networks. Supplier shall use its best efforts in supporting Nortel Networks' regulatory activities.

       SUPPORT GROUPS:  Supplier's ________ group
                        Nortel Networks OEM Integrity group in _____________ Nortel Networks Product Integrity group in __________

PART II:      PRODUCT ACCEPTANCE PROGRAM

1. In order to verify that the products or modified Products meet the applicable Specifications as referenced in Part I above and any other reasonable criteria as determined by Nortel Networks, Nortel Networks will undertake an Acceptance Program covering verification and product integrity testing. Nortel Networks may, at it's option, perform one or more of the following for acceptance:
                        i) review Supplier's test reports;
                                   ii) access 3rd party test data from Supplier;
                                   iii) obtain products for testing at Nortel's
                                        facility;
                                   iv) obtain products for testing at Supplier's
                                       facility.

2. Supplier shall loan to Nortel Networks, at no charge to Nortel Networks, the products necessary to perform the Acceptance Program and shall provide support to the Nortel Networks group during the testing. Such support includes diligence in replacing failed products, availability of technically knowledgeable individuals to discuss testing results and teaming of at least one Supplier individual with the Nortel Networks testing group for all tests to occur on Supplier's premises. Nortel Networks shall endeavor to limit as much as possible the products needed for the acceptance in terms of number of product(s) and duration of the loan by taking into consideration design commonalties with already accepted Products.

3. As a minimum, each new design shall be tested by Nortel Networks at its' discretion.

4.     Primeships:

       Nortel Networks ________ group in __________________ is prime for the verification testing; Supplier's Engineering department in Marlborough, MA is prime for supporting Nortel Networks' Acceptance Program.

PART III:     PRODUCT MARKING

1.     Serial number: bar-coded serial number on rear of unit.

2.     Manufacturing date stamp: Supplier stamps date on rear of unit.

3. Supplier's model number rear or bottom of unit on ejector tab/latch of faceplate.

4.     Bellcore CLEI code, bar-coded (Code 128) and alpha numeric
       (TR-STS-000383) to be placed on the ________ of the Products.

5.     Supplier's PEC code will also be placed on _________.

6.     Repair Date stamp: Bellcore TR-NWT-000078 (issue 3, December 1991), section 12.2. The location code for Supplier ("LL") is ___. This will be rubber stamped by Supplier ______ in ______ ink.

7.     Product marking and packaging requirements pursuant to this Agreement:

       a)     Nortel Networks Corporate Standard CS152.50 on product integrity;
       b)     Bellcore GR-CORE-1421 and TR-NWT-000063;
       c) Nortel Networks Corporate Standard 157.0 and Bellcore TR-NWT-870 on ESD protection;
       d)     Nortel Networks Quality System Procedure EXCESDO1.STL.

       Supplier shall package the Products for shipment in accordance with Bellcore's GR-CORE-1421, TR-NWT-000063 and TR-NWT-870 standard packing practices, with any modifications specified by Nortel Networks and agreed to by Supplier, related to the size and external markings (including branding) of the boxes. Supplier shall be responsible for any damage to Products including damage caused by packing noncompliant with Bellcore requirements.

                                 CONFIDENTIAL

8.     Cables:   [ENTER WHAT WILL BE MARKED ON CABLES, IF APPLICABLE.]

9.     [ENTER ANY OTHER REQUIRED MARKING.]

                                 CONFIDENTIAL


                                    EXHIBIT C

                               DEMAND-PULL PROGRAM

1.       SCOPE

1.1 This Exhibit C sets forth the terms and conditions applicable to the ordering of Products pursuant to the Demand-Pull Program.

2.       NORTEL NETWORKS' RESPONSIBILITIES

2.1 Nortel Networks shall, on the first business day of each month (and as may be updated from time to time by Nortel Networks) during the Term, provide Supplier with a twelve (12) month rolling forecast ("Forecast") of its Product requirements, if any. Concurrently with its presentation of the first Forecast to Supplier, Nortel Networks shall issue a Blanket Purchase Order for the quantity of Products shown for six months of such Forecast which Blanket Purchase Order shall be updated as required. Releases for Products covered by a Blanket Purchase Order issued under this Section will be issued in accordance with Nortel Networks' designated purchasing department representative's weekly demands.

2.2 Attachment A sets forth the applicable Product stocking requirements stated on a Target Finished Goods ("TARGET FG") and Target Work-In Process (modules, dies components and parts) ("TARGET WIP") basis, (collectively referred to as "TARGET PRODUCTS TOTAL STOCK"). The Target Products Total Stock will be jointly established by the Parties in writing based on the run rate and agreed upon number of weeks, as referred to in Section 3.2 hereof, taking into consideration the Supplier's Products manufacturing lead time as well as the unique component purchasing lead time, all as stated in Attachments A and B hereof. The Target Products Total Stock shall be jointly monitored and may be revised by agreement of the Parties in writing as fluctuations in the run rate so require and Attachment A updated accordingly. The Forecasts shall be used by the Supplier for planning purposes only, and Nortel Networks shall not be obligated to purchase any Products covered by Forecasts and Blanket Purchase Orders issued by Nortel Networks except as expressly set forth in the immediately following paragraph.

2.3 Nortel Networks' obligation to purchase Products under this Agreement or otherwise shall be limited to the purchase of the Target Products Total Stock as shown in Attachment A as revised from time to time in accordance with Section 2.2 hereof as well as for associated quantities of unique components inside of the lead times specified in Attachment B.

2.4 If the Target Finished Goods is inactive for more than ninety (90) days, the Parties shall negotiate towards reaching a mutually acceptable agreement in respect of the disposition of the Target Products Total Stock or portion thereof.

2.5 It is acknowledged by the Parties that although Products have been included in Attachment A, any such Products may, from time to time at Nortel Networks' option, be purchased by Nortel Networks otherwise than pursuant to the Demand-Pull Program and in such event, Nortel Networks will issue Purchase Orders for its requirements for such Products.

3.       THE SUPPLIER'S RESPONSIBILITIES

3.1 Supplier shall manufacture the Target Products Total Stock in accordance with the run rate as set forth in Attachment A which may be revised as provided hereunder but shall only deliver Products per latest written instruction from Nortel Networks.

3.2 Supplier shall maintain Target FG and Target WIP quantities representing a maximum of four (4) and eight (8) weeks, respectively, of the run rate set forth in Attachment A which may be revised as provided hereunder.

3.3 Supplier's manufacturing operations and processes shall be established and maintained throughout the Term so as to ensure that Supplier's manufacturing capacity may be increased from the then applicable Target Product Total Stock, by [*] percent ([*]%) within one (1) month, and by [*] percent ([*]%) within two (2) months from Nortel Networks' written notice to Supplier that the applicable Target Product Total Stock is increased.

3.4 Products ordered pursuant to the Demand-Pull Program shall be delivered FCA Delivery Location, within twenty-four (24) hours from Nortel Networks' Release(s) communicated to Supplier via facsimile.

3.5 Supplier shall provide to Nortel Networks' designated Purchasing Department representative a weekly report of Supplier's Actual Products Total Stock status.

                                     CONFIDENTIAL

4.       CANCELLATION OF THE DEMAND-PULL PROGRAM

4.1 Nortel Networks may terminate the Demand-Pull Program in whole or in part by means of a written notice to that effect, forwarded to Supplier at least thirty (30) days in advance. Should the Demand-Pull Program be terminated, the applicable Blanket Purchase Order will be closed after disposition of the Target Product Total Stock in accordance with this
         Section 4. Should the Demand-Pull Program be terminated the applicable delivery lead time to the Product affected by the termination will be agreed upon by the Parties but shall in no event exceed two (2) weeks ARO.

4.2 Nortel Networks' obligation to purchase under this Agreement shall be that stated in Section 2.3 hereof.

4.3 Nortel Networks' obligation to purchase under this Agreement shall be reduced by the amount of Products that can be purchased by Purchase Orders or that may be purchased by other customers of Supplier. In addition, Supplier shall use all reasonable endeavors to minimize any such costs by, inter alia, returning components to suppliers or reducing cancellation costs to suppliers, and such savings will be passed on to Nortel Networks.

                                   CONFIDENTIAL


                                   ATTACHMENT A

                                                            WEEK:       ________

--------------------------------------------------------------------------------------------------------
                                    RUN        TARGET       TARGET      ACTUAL    ACTUAL       LEAD
   CPC NO.        DESCRIPTION       RATE       FG STK        WIP        FG STK      WIP        TIME
--------------------------------------------------------------------------------------------------------

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

         NORTEL NETWORKS               ______________________________
         APPROVAL:
         DATE:_____________

         ADTRON APPROVAL:              ______________________________
         DATE:___________________

                                  CONFIDENTIAL

                                  ATTACHMENT B

                                  CONFIDENTIAL


                                    EXHIBIT D

   REPAIR SERVICES RATES, FCA REPAIR LOCATIONS AND TECHNICAL ASSISTANCE RATES

I.     TECHNICAL ASSISTANCE RATES

       1.     TRAINING

              a)     SEE BELOW.

       2. TECHNICAL ASSISTANCE RATES FOR LEVEL 1 AND LEVEL 2 SUPPORT AS SET FORTH IN EXHIBIT H WHEN PURCHASED TOGETHER:

              a) [*] Dollars ($[*]) per quarter, paid quarterly in advance plus:
              b) For aggregate unit shipments greater than [*] units, [*]% of Price; or
              c) For aggregate unit shipments greater than [*] units, [*]% of Price; or
              d) For aggregate unit shipments greater than [*] units, [*]% of Price.

       3. TECHNICAL ASSISTANCE RATES FOR LEVEL 1 SUPPORT WHEN ONLY LEVEL 1 IS PURCHASED:

              a) [*] Dollars ($[*]) per quarter, paid quarterly in advance plus:
              b) For aggregate unit shipments greater than [*] units, [*]% of Price.

       4. TECHNICAL ASSISTANCE RATES FOR LEVEL 2 SUPPORT WHEN ONLY LEVEL 2 IS PURCHASED:

              a) [*] Dollars ($[*]) per quarter, paid quarterly in advance plus:
              b) For aggregate unit shipments greater than [*] units, [*]% of Price; or
              c) For aggregate unit shipments greater than [*] units, [*]% of Price; or
              d) For aggregate unit shipments greater than [*] units, [*]% of Price.

       5. POST TERM TECHNICAL ASSISTANCE (COMPRISED OF LEVEL 2 AND LEVEL 3 SUPPORT) RATE:

              a)     [*] PERCENT OF PRICE OF INSTALLED BASE.

II.    FCA REPAIR LOCATIONS

       a)     Marina del Rey, CA 90292

III.   REPAIR SERVICES RATES

       1.     EMERGENCY REPLACEMENT SERVICE:  IN ACCORDANCE WITH SECTION 15.12.


       2.     VERIFICATION OR CERTIFICATION TEST

              Nortel Networks may return a Product for operational verification tests for a charge to be mutually agreed between the parties.

       3.     OUT OF WARRANTY REPAIRS

              [*] percent ([*]%) of list price; repaired units to be returned within ten (10) calendar days of receipt.

       4.     OTHER SERVICES

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    CONFIDENTIAL


Product Code                                   Description

                                                                                                     PRICES

TRAIN-6         Training for up to 6 students.  Consists of a three-day session, which takes place   $[*] per day, plus
                at a location agreed to by Sonoma Systems and the Customer. All equipment            travel and out-of-pocket
                and space to be provided by the Customer.                                            expenses
TRAIN-12        Training for 7-12 students. Consists of a three-day session, which takes place at    $[*] per day, plus
                a location agreed to by Sonoma Systems and the Customer. All equipment and           travel and out-of-pocket
                space to be provided by the Customer. ( Requires Two Instructors).                   expenses
INSTALL         Installation provided by Sonoma Systems.  The minimum rate is one day, billed        $[*] per day, plus travel
                in 1/4 day increments.  There is an additional travel time fee of $[*] per hour.     and out-of-pocket
                                                                                                     expenses
CONSULT         Sonoma Systems technical consulting service. The hourly support price for            $[*] per hour; Variable
                consulting is  $[*]/hr. For onsite services, Travel & Expense charges may apply.     travel & expenses may
                Customer P.O. should include a "not to exceed" value.                                apply

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   CONFIDENTIAL


                                    EXHIBIT E

                   PROCEDURES FOR ORDERS UTILIZING EDI AND TDI
                               (Rev NAESGA_970321)

                                     PART I
                ELECTRONIC DATA INTERCHANGE ("EDI") TRANSMISSION

This Part I of Exhibit E contemplates EDI transmissions of information and Purchase Orders, Blanket Purchase Orders, Transaction Set 850 Releases or EDIFACT 2.0 P.O. Releases (collectively, in this Exhibit E, "Orders"), acknowledgments and invoices. The EDI transactions shall be governed by the Agreement, as modified by this Part I of Exhibit E. This Part I of Exhibit E shall not apply to Orders delivered solely in hard copy document form.

EDI transactions shall be made through a third-party computer network with which the Nortel Networks Companies and Supplier have a services agreement ("Network"). EDI transactions shall be made in accordance with the version of either 1) the American National Standards Institute ("ANSI") Business Data Interchange Standards ANSI X12, or 2) Electronic Data Interchange for Administration, Commerce and Transportation Issue No. 2.0 ("EDIFACT"), which each Nortel Networks Company then utilizes, inclusive of transaction sets or comparable EDIFACT electronic messages, data dictionary, data elements and transmission control. Each party shall be responsible for its respective costs incurred in sending and receiving EDI transmissions.

Supplier shall access at least once on each business day the Network to determine whether it has received any Orders (ANSI X12, Transaction Set 850 or EDIFACT 2.0 ORDERS). A functional Acknowledgment of Receipt of Transmission (ANSI X12, Transaction Set 997) or an EDIFACT functional Acknowledgment Receipt of P.O. Message shall be transmitted immediately upon receipt of an EDI Order. A full Transaction Acknowledgment (ANSI X12, Transaction Set 855 or EDIFACT 2.0 ORDSP) shall be transmitted by Supplier within two (2) Business Days after transmittal of the functional Acknowledgment of Receipt of Transmission. Each Order shall contain and each full Transaction Acknowledgment shall confirm the price, quantity, Product description by part number, FCA Delivery Location, location to which the invoice shall be rendered for payment, method of shipment, Delivery Date.

To reschedule, cancel or otherwise change an Order, a Nortel Networks Company shall transmit a Purchase Order Change (ANSI X12, Transaction Set 860 or EDIFACT 2.0 ORDCHG) and Supplier shall transmit a Purchase Order Change Acknowledgment (ANSI X12, Transaction Set 865 or EDIFACT 2.0 ORDSP) to the appropriate Nortel Networks Company within two (2) Business Days after receipt by Supplier of the Purchase Order Change.

Any forecast information shall be sent using ANSI X12, Transaction Set 830 with a quantity status code of "D" shown in the applicable time period field or EDIFACT 2.0 DELFOR with a delivery plan status indicator of 4. A Transaction Set 830 Release (ANSI X12, Transaction Set 830 with a quantity status code of "C" shown in the applicable time period field on such Transaction Set) or EDIFACT 2.0 DELFOR with a delivery plan status indicator of 1 shall be transmitted by a Nortel Networks Company to confirm a Delivery Date for specific quantities of Products covered by a Blanket Purchase Order, where that Nortel Networks Company requires Supplier to send an Advanced Shipment Notice (ANSI X12, Transaction Set 856 or EDIFACT 2.0 DESADV) prior to shipment. Upon receipt of such Transaction Set 830 Release or EDIFACT 2.0 DELFOR, Supplier shall transmit to the Nortel Networks Company such Advanced Shipment Notice not less than the number of days agreed upon between the FCA Delivery Location and Supplier prior to shipment of the quantity of Products covered by such Transaction Set 830 Release or EDIFACT 2.0 DELFOR.

Each Nortel Networks Company ordering under this Agreement shall access the Network at least once on each Business Day to determine whether it has received any "Invoices" (ANSI X12, Transaction Set 810 or EDIFACT 2.0 INVOIC). A functional Acknowledgment of Receipt of Transmission (ANSI X12, Transaction Set 997 or comparable EDIFACT 2.0 electronic message) shall be transmitted immediately upon receipt of an Invoice.

A Nortel Networks Company shall not have any liability to Supplier for Orders or Invoices erroneously transmitted to or received by Supplier due to the malfunction of or a defect in the Network or other causes beyond a Nortel Networks Company's reasonable control. If Supplier receives a distorted EDI transmission, Supplier shall immediately contact the Network to reject the distorted transmission and request that such transmission be resent. If Supplier receives an Order by EDI transmission stating a quantity and/or price significantly higher or lower than the typical quantity and/or Price shown on Orders issued by that Nortel Networks Company ordering location, Supplier shall immediately contact such ordering location to confirm the accuracy of the electronically transmitted Order.

                                 CONFIDENTIAL

Each Party shall adopt as its signature an electronic identification consisting of symbol(s) or code(s) which shall be affixed to or contained in each document transmitted by such Party ("Signatures"). Each Party agrees that its Signature shall be sufficient to verify that such Party originated and authorized such document. Each Party shall use reasonable efforts to not disclose the Signature of the other Party to any unauthorized third party.

Any document properly transmitted pursuant to this Part I of Exhibit E shall be deemed to be a "writing" or "in writing", and any such document when containing, or to which there is affixed, a Signature ("Signed Documents") shall be deemed for all purposes (a) to have been duly authorized and executed and (b) to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business. The Parties agree not to contest the validity or enforceability of Signed Documents under the provisions of any applicable law relating to whether certain agreements are to be in writing or signed by the Party to be bound thereby. Signed Documents, if introduced as evidence on paper in any judicial, arbitration, mediation or administrative proceedings, shall be admissible as between the Parties to the same extent and under the same conditions as other business records originated and maintained in documentary form.




                                     PART II
                 TECHNICAL DATA INTERCHANGE ("TDI") TRANSMISSION

This Part II of Exhibit E contemplates the electronic transmission of various types of data files, including but not limited to engineering and material specifications, drawings, computer-aided designs ("CADs"), models, plot and flat files ("Technical Data Interchange" or "TDI"). The TDI transmissions between each Nortel Networks Company and Supplier shall be governed by the Agreement and this Part II of Exhibit E.

TDI transmissions shall be made through a third-party computer network with which each of the Nortel Networks Companies and Supplier have a services agreement ("Network"). Each Party shall be responsible for its respective costs incurred in sending and receiving TDI transmissions.

Supplier shall access the Network at least once on each Business Day to determine whether it has received any TDI transmissions.

Supplier acknowledges and agrees that a Nortel Networks Company shall not have any liability for TDI transmissions erroneously transmitted to or received by Supplier due to a malfunction of or a defect in the Network or other causes beyond a Nortel Networks Company's reasonable control. If Supplier receives a distorted TDI transmission, Supplier shall immediately contact the Network to reject the distorted transmission and request that such transmission be resent.

Supplier shall comply with such security precautions and rules as may be initiated by the Network to protect TDI transmissions from unauthorized access. Supplier shall treat each TDI transmission as confidential information under the applicable provisions of the Agreement.

Each Party shall adopt as its signature an electronic identification consisting of symbol(s) or code(s) which shall be affixed to or contained in each document transmitted by such Party ("Signature"). Each Party agrees that its Signature shall be sufficient to verify that such Party originated such document. Each Party shall use reasonable efforts to not disclose the Signature of the other Party to any unauthorized third party.

                                  CONFIDENTIAL


                                    EXHIBIT F

                                 MONTHLY REPORTS

1. Supplier will, upon Nortel's request, provide monthly reports in the following areas:
       a)     Repair and Return;
       b)     Baseline Report;
       c)     General Business.

2. Supplier shall provide a Unit Failure Analysis report on all field returned Products and a Component Failure Analysis report on a monthly basis to Nortel Networks' Repair Manager, to Nortel Networks' Quality Manager and to Nortel Networks' Product Brand Manager. This report which will be issued no later than three (3) Business Days after the start of every month shall contain the following information:
       a) The number of Products delivered to Nortel Networks (on a per PEC level) in previous month.
       b) The number of Products returned to Supplier (on a per PEC level) in previous month.
       c) The number of Products delivered to Nortel Networks (on a per PEC level) year to date.
       d) The number of Products returned to Supplier (on a per PEC level) year to date.
       e) The number of Products delivered to Nortel Networks (on a per PEC level) to date.
       f) The number of Products returned to Supplier (on a per PEC level) to date.
       g)     Number of replacement devices of current month per PEC code.
       h)     Number of replacement devices cumulative per PEC code.
       i) Post Repair Information on a per unit basis returned to Supplier for repair under the "like-for-like" program for the previous month to include the following information:
              - Symptoms of replacement devices per unit;
              - Cumulative In-service time (in months) per PEC code;
              - Annualized replacement rate per PEC code.
       j)     Trend chart in time of replacement rate value (RpR)
       k) Actual MTBF measurement. Actual annualized MTBF will be calculated from the cumulative replacement rate recorded monthly. Based on results, additional requirements can be determined upon agreement of both Parties.
       l)     On Time service level for 1) Repair and Return 2) Retrofit 3) FCFA
              4) RMA.
       For all occurrences of Product failure in the field, analysis results, corrective actions and implementation plan have to be included in the monthly report.

3. From the date the Products will have successfully passed the Acceptance Program in accordance with Section 4 of the Agreement, Supplier shall provide to Nortel Networks' Repair Manager, to Nortel Networks' Quality Manager and to Nortel Networks' Product Brand Manager a monthly "Minimum Field Baseline" report indicating the minimum applicable release level (number) for the in-service operation of the Products and a "New Product Shipped Baseline". The reports shall provide the details of specific Product releases for each applicable Software load. The reports shall contain aforementioned information for all current and previous releases of the Products, and clearly indicate for both Hardware and Software:
       a)     backward and forward compatibility;
       b)     upgradability from any release to any other release;
       c)     the current Product releases.

4. From the date the Products will have successfully passed the Acceptance Program in accordance with Section 4 of the Agreement, Supplier shall provide to Nortel Networks' Product Brand Manager a monthly "General Business" report which includes the following information:
       a) Number of Products (on a per PEC level) delivered to Nortel Networks in the previous month.
       b) Total business in dollars on a per PEC level delivered to Nortel Networks in the previous month.
       c) Number of Products (on a per PEC level) delivered year to date to Nortel Networks.
       d) Total business in dollars on a per PEC level delivered year to date to Nortel Networks.
       e) Number of Products (on a per PEC level) delivered to date to Nortel Networks.
       f) Total business in dollars on a per PEC level delivered to date to Nortel Networks.
       g) Total number of shipments that were missed or delivered short by Supplier in the previous month.
       h) Price in effect on a per PEC level in the previous and current months.
       i) Prices paid for Nortel Networks proprietary components in the last month.
       j) Total number of PRS and CSR raised in the previous month against the Products and a summary of each problem.
       k) Total number of calls received from the Nortel Networks Customer Service center in the previous month.

5. In addition to the above, Nortel Networks may, from time to time, request that Supplier provides detailed Unit Failure Analysis and Component Failure Analysis reports.

                                    CONFIDENTIAL



                                    EXHIBIT G
                               CHANGE NOTIFICATION
                                    (Example)

                                                                     Page 1 of 2

--------------------------------------------------------------------------------
1.  SUPPLIER INFORMATION:                       |2. PRODUCT CHANGE NOTICE:
                                    |         1997xxxx

                                                             |   ISSUE:  01

------------------------------------------------|-------------------------------
3.  ISSUE DATE:      |4. PRODUCT IDENTIFICATION:
                     |   MAJOR SYSTEM:
                     |   SUB SYSTEM  :
                     |   HWARE: ?   FWARE: ?   SWARE: ?  PLUGIN: ?

---------------------|----------------------------------------------------------
5.  NEW PROD    RLSE |7. NEW CLEI CODE |6. OLD PROD    RLSE |8. OLD CLEI CODE
    NTxxxxxx    tbd  |   tbd           |   NTxxxxxx    xx   |   xxxxxxxxx

---------------------|-----------------|--------------------|-------------------
9.  ASSOCIATED PRODUCTS OR CHANGES AFFECTED:

--------------------------------------------------------------------------------
10. DRAWING NUMBER:                           |11. CHANGE CLASSIFICATION:
    ADxxxxxx                                  |    A/AC/B.......
----------------------------------------------|---------------------------------
12. CLASSIFICATION SUBSTANTIATION:



--------------------------------------------------------------------------------
13. REASON FOR CHANGE:



--------------------------------------------------------------------------------
14. DESCRIPTION OF CHANGE:


    VERIFICATION PROCEDURES:


    BACKOUT PROCEDURES:


--------------------------------------------------------------------------------
15. EFFECT OF CHANGE:
    Enhanced features and easier installability.
    SAFETY HAZARD: ?   FIRE HAZARD : ?   SRVC AFFCTG: ?   TRANS AFFCTG: ?
    MNTNCE AFFCTG: ?   RELIA AFFCTG: ?   POWR AFFCTG: ?   TRAF  AFFCTG: ?

--------------------------------------------------------------------------------
16. MATERIAL AFFECTED:


--------------------------------------------------------------------------------
17. DOCUMENTATION AFFECTED:

--------------------------------------------------------------------------------



                                    CONFIDENTIAL



                                                                     Page 2 of 2

--------------------------------------------------------------------------------
18. IMPLEMENTATION DATE:           |19. CHANGE COMPLETION DATE:
    MM/DD/YY                       |    N/A


--------------------------------------------------------------------------------

20. MODIFICATION LOCATION:
    N/A
    TRIALED: N (Field Lab Na)

--------------------------------------------------------------------------------
21. INSTALLATION HOURS AND MATERIAL COST:
    HOURS: N/A
    COST : N/A

--------------------------------------------------------------------------------
22. LOCATION AND QUANTITY OF EQUIPMENT:
    N/A

--------------------------------------------------------------------------------
23. ATTACHMENTS:
    None

--------------------------------------------------------------------------------
24. COMMENTS:


                                  CONFIDENTIAL

                                    EXHIBIT H

                              TECHNICAL ASSISTANCE

I.     TECHNICAL ASSISTANCE BY SUPPLIER/NORTEL NETWORKS

1. It shall be Nortel Networks' responsibility and cost if Nortel Networks elects to provide `first line' (Level 1) technical assistance and support to its customers. However, Nortel Networks may purchase Level 1 Support for its customers from Supplier at the prices set forth in Exhibit D. Level 1 Support shall consist of the following:

       LEVEL 1 SUPPORT:

       a)    Telephone Service Desk
       b)    On site support


       c)    Corrective action and logging
       d)    Product alarm knowledge
       e)    Escalate and report problems

       f)    Communication junction to allow Supplier access to customers' sites
       g)    Log and track problems on Nortel Networks CSR database
       h)    Isolate subsystem faults
       i)    Product temporary system solutions
       j)    Software upgrade loads distribution to customers
       k)    Local spares holding

       l)    Manage return of defective units to Supplier

       m) Telephone Technical Support in accordance with Section III, Paragraph 5(a) of this Exhibit.

I.     LEVEL 2 SUPPORT

         If requested by Nortel Networks, Supplier shall provide, to Nortel Networks and to Nortel Networks' customers, twenty-four (24) hours a day, seven (7) days a week, "Second line" (Level 2) technical assistance which will include the services listed below. Nortel Networks may purchase Level 2 Support from Supplier at the price set forth in Exhibit D.

       LEVEL 2 SUPPORT:

       a)     Provide assistance at the request of Nortel Networks
       b) Provide Supplier technical support contacts (24 hours a day in accordance with Section III, Paragraph 5(b) of this Exhibit
       c)     Log and track problems using Nortel Networks' PRS system
       d)     Perform in-house simulation and testing
       e) Provide remote modem access to Nortel Networks' Technical Service center
       f) Deliver Software upgrades and Software builds to Nortel Networks' distribution center
       g)     Perform escalation and reporting to Nortel Networks
       h)     Provide Emergency Site Support (at customer/Nortel Networks site)


III.   OTHER TECHNICAL ASSISTANCE BY SUPPLIER

1.     Supplier shall at no cost to Nortel Networks, provide Product training
       information and Documentation         During the Term of the Agreement,
       Supplier shall provide to Nortel Networks, at no charge to Nortel Networks, provided that such training is held at Nortel Networks' facility, four (4) three (3) day training programs for no more than six
       (6) Nortel Networks technicians per session and training documentation on Products such that Nortel Networks' personnel shall be enabled to train other Nortel Networks personnel and customers. Supplier warrants and shall justify to Nortel Networks that personnel assigned to do the training is qualified to do so. Trainees travel, accommodation, and per diem expenses will be covered by Nortel Networks.

                                    CONFIDENTIAL

2. As Nortel Networks accepts additional Products under this Agreement, Supplier shall provide to Nortel Networks' personnel, at no charge to Nortel Networks, and at times and places designated by Supplier, training and training documentation on such additional Products such that Nortel Networks' personnel shall be able to train other Nortel Networks personnel and customers.

3. Any additional training which Nortel Networks may require from Supplier for its own benefit or for the benefit of its customers shall be requested by Nortel Networks, and carried out by Supplier, at times and places and in accordance with prices as agreed upon between Nortel Networks and Supplier at the time such training is requested by Nortel Networks.

4. Supplier shall provide to the designated personnel of Nortel Networks the technical assistance set out in this Exhibit H in respect of each Product manufactured and supplied by Supplier

       a)     at prices set forth in Exhibit D for the Term;

       b) after the Term, the technical assistance shall be subject to the provisions of Section 16 [CONTINUING AVAILABILITY OF REPAIR SERVICES] of this Agreement and shall be at the prices set forth in Exhibit D.

5. Telephone access to qualified Supplier's technical personnel shall be supplied in accordance with the following structure:

       a) NON-URGENT TECHNICAL SUPPORT (AT NO CHARGE DURING THE TERM): Pager service will be available Monday to Friday between the hours of 8:00 a.m. and 8:00 p.m. EST (The waiting period for qualified technical assistance shall not exceed thirty (30) minutes). At all other times, voice-mail service shall be available at the same number. The telephone number to reach Supplier's non-urgent technical support personnel at all times will be provided by Supplier.

       b)     URGENT TECHNICAL SUPPORT (SUPPLIED AS PART OF LEVEL 2 SUPPORT):
              Pager service will be available twenty-four (24) hours a day, seven (7) days a week. The telephone number to reach Supplier's emergency support personnel at all times will be provided by Supplier. The waiting period for qualified technical assistance shall not exceed twenty (20) minutes. Supplier's technical assistance personnel shall be equipped with mobile or cellular phones at all times.

       Supplier shall advise Nortel Networks of any telephone number change for this service at least thirty (30) calendar days prior to the change.

6. During the Term, Supplier shall provide to Nortel Networks at no charge the following technical assistance ("Level 3 Support) which shall consist of the following services:

       LEVEL 3 SUPPORT:
       a)     Isolate subsystem and design faults (in-house)
       b)     Perform Root Cause Analysis
       c)     Provide Spare Buffer
       d)     Maintain Emergency Spares holding (at Supplier's premises)
       e)     Update Engineering Changes (ECs) on PAS
       f)     Provide design authority support interfaces
       g)     Analyze and resolve design problems (Hardware and Software)
       h)     Prepare patches and modifications
       i) Incorporate patches into new builds, test perform sanity checks and deliver the builds and Hardware to Nortel Networks' distribution center
       j)     Provide Product temporary solutions
       k)     In-house simulation
       l)     Database problem solution
       m)     Third party product support
       n)

7. Notwithstanding any provision set forth in this Exhibit H and/or the Agreement, Supplier will provide on-site support and assistance at no cost to Nortel Networks in the following cases:

       a) Where Nortel Networks is unable to resolve a problem through normal maintenance activities and technical support is provided remotely by Supplier.
       b) Where Nortel Networks is able to resolve a problem but cannot determine the root cause of the problem.
       c) Where a problem with the Product leads a customer to specifically request technical presence.

                                     CONFIDENTIAL

       d) Where a problem with the Product exists in the field and Supplier's presence is requested by Nortel Networks Senior Management.

       However, Nortel Networks will reimburse Supplier for its actual and reasonable expenses according to the technical assistance rates as set forth in Exhibit D in cases where the problem which initiated the requirement for the on-site support is attributed to reasons that are not related to a fault or deficiency in the Products.

8. Any other technical support which Supplier shall provide to Nortel Networks or its customers shall be pursuant to a written request from Nortel Networks' designated personnel, or such other individual designated, from time to time, by Nortel Networks. Such support shall be at prices set forth in Exhibit D and on terms and conditions agreed upon by the Parties.

9. Technical assistance support will be provided remotely to Nortel Networks and/or to the customer in conjunction with Nortel Networks, but not by Supplier alone (unless authorized in writing to do so by Nortel Networks).

10. Supplier will provide Nortel Networks with a template of required information to be supplied by Nortel Networks when referring a problem for resolution.

11. Supplier will document all known problems and deficiency (service reports [SR] referred by Nortel Networks and discovered by development) with the Products in Nortel Networks' PRS database.

12. Supplier will provide Pager Response Time and Mobilization based on the Problem Classification as prescribed in the following table.

             ==================================================================================================
             PROBLEM CLASSIFICATION*             PAGER RESPONSE TIME             MOBILIZATION
             --------------------------------------------------------------------------------------------------
             E1 & E2                             20 minutes                      First available flight
             --------------------------------------------------------------------------------------------------
             E3 & E4                              N/A                            Next working day
             --------------------------------------------------------------------------------------------------
             Non service affecting                N/A                            Scheduled
             ==================================================================================================

         *Problem Classifications are as defined below:

         The turnaround times for response and closure of SRs are summarized below.

             --------------------------------------------------------------------------------------------------
             SR PRIORITY                        SR RESPONSE                       SR CLOSURE
             --------------------------------------------------------------------------------------------------
             E1/E2                              WORK UNTIL CLOSED                 WORK UNTIL CLOSED
             --------------------------------------------------------------------------------------------------
             E3/E4                              30 CALENDAR DAYS                  45 CALENDAR DAYS
             --------------------------------------------------------------------------------------------------
             MJ                                 14 CALENDAR DAYS                  30 CALENDAR DAYS
             --------------------------------------------------------------------------------------------------
             MN                                 42 CALENDAR DAYS                  180 CALENDAR DAYS
             --------------------------------------------------------------------------------------------------

       The progress of the SR resolution is continually updated in the CSDS database. Information concerning the SR is exchanged between the Technical Services representative and the customer until an acceptable solution is achieved.

13. Supplier will provide support consistent with the Problem Classification Definitions as defined below. Target resolution date is from the date the PRS is referred to Supplier.

14.    Problem Classification:

       E1     EMERGENCY OUTAGE/SYSTEM FAIL

       - Resolution Objective = Immediate and continuous
              (on a 24-hour-a-day basis)
       - Escalation = Technical Support Manager
                  (1 hour)
                  Technical Support Director
                  (24 hours)
       - Updates to Nortel Networks = Daily (or as agreed with customer)
       - Written report at point of closure to E3

       E2     POTENTIAL TRAFFIC DEGRADATION OR OUTAGE
       - Resolution Objective = Immediate and continuous
       - Escalation = Technical Support Manager

                                    CONFIDENTIAL

                  (1 hour)
                  Technical Support Director
                  (24 hours)
       - Updates to Nortel Networks = Daily (or as agreed with customer)
       - Written report at point of closure to E3

       E3     E1 FOLLOW-UP (OPENED INTERNALLY)
       - Target Resolution = 14 calendar days
       - Updates to Nortel Networks = weekly

       E4     E2 FOLLOW-UP (OPENED INTERNALLY)
       - Target Resolution = 14 calendar days
       - Updates to Nortel Networks  = weekly

       MJ     MAJOR-SERIOUS SERVICE AFFECTING INCIDENT OR OPERATIONAL IMPACT
       - Immediate Objective = Fix/workaround within 4 hours
       - Escalation = Technical Support Manager
                  (4 hours)
                  Technical Support Director
                  (24 hours)
       - Target Resolution = 30 calendar days
       - Updates to Nortel Networks = weekly

       MN     MINOR NON-SERVICE AFFECTING QUERY OR SERVICE REQUEST
       - Procedural Deficiencies
       - Documentation Flaws
       - Operational Product Improvement

       13. The following will be the PRIORITY LEVEL DEFINITIONS.

       E1     EMERGENCY OUTAGE/SYSTEM FAIL
              - System or Major System Inoperative
              - Major Loss of Service
              - (Escalation into Nortel Networks and customer management)

       E2     POTENTIAL TRAFFIC DEGRADATION OR OUTAGE
              - Potential/Partial Loss of Service
              - Management System Down/Unavailable
              - Loss of Redundancy/Redundant System

       E3     E1 FOLLOW-UP (NOT RAISED BY CUSTOMER)
              - An E3 is opened after closure of an E1
              - Root Cause Analysis (RCA) performed

       E4     E2 FOLLOW-UP (NOT RAISED BY CUSTOMER)
              - An E4 is opened after closure of an E2
              - Root Cause Analysis (RCA) performed

       MJ     MAJOR-SERIOUS SERVICE AFFECTING INCIDENT OR OPERATIONAL IMPACT
              - Traffic errors
              - Hardware or Software lockups/unusable
              - Any fault that prevents traffic from being put into service

       MN     MINOR OPERATIONAL IMPACT
              - Procedural Deficiencies
              - Documentation Flaws
              - Operational Product Improvement.

                                  CONFIDENTIAL

                                    EXHIBIT I

                                       RUS

                              DEBARMENT CERTIFICATE

                                   S A M P L E

--------------------------------------------------------------------------------

CERTIFICATION REGARDING DEBARMENT, SUSPENSION, INELIGIBILITY AND VOLUNTARY EXCLUSION - LOWER TIER COVERED TRANSACTIONS

--------------------------------------------------------------------------------


This certification is required by the regulations implementing Executive Order 12549, Debarment and Suspension, 7 CFR Part 3017, Section 3017.510, Participants' responsibilities. The regulations were published as Part IV of the January 30, 1989, FEDERAL REGISTER (pages 4722-4733).

(BEFORE COMPLETING CERTIFICATION, READ INSTRUCTIONS ON REVERSE)

(1) The prospective lower tier participant certifies, by submission of this proposal, that neither it nor its principals is presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or agency.

(2) Where the prospective lower tier participant is unable to certify to any of the statements in this certification, such prospective participant shall attach an explanation to this proposal.

________________________________________________________________________________
Organization Name                      PR/Award Number or Project Name

________________________________________________________________________________
Name and Title of Authorized Representative


________________________________________________________________________________
Signature                                                     Date

________________________________________________________________________________

                                   CONFIDENTIAL


INSTRUCTIONS FOR CERTIFICATION

1. By signing and submitting this form, the prospective lower tier participant is providing the certification set out on the reverse side in accordance with these instructions.

2. The certification in this clause is a material representation of fact upon which reliance was placed when this transaction was entered into. If it is later determined that the prospective lower tier participant knowingly rendered an erroneous certification, in addition to other remedies available to the Federal Government, the department or agency with which this transaction originated may pursue available remedies, including suspension and/or debarment.

3. The prospective lower tier participant shall provide immediate written notice to the person to which this proposal is submitted if at any time the prospective lower tier participant learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

4. The terms "covered transaction", "debarred", "suspended", "ineligible", "lower tier covered transaction", "participant", "person", "primary covered transaction", "principal", "proposal", and "voluntarily excluded", as used in this clause, have the meanings set out in the Definitions and Coverage sections of rules implementing Executive Order 12549. You may contact the person to which this proposal is submitted for assistance in obtaining a copy of those regulations.

5. The prospective lower tier participant agrees by submitting this form that, should the proposed covered transaction be entered into, it shall not knowingly enter into any lower tier covered transaction with a person who is debarred, suspended, declared ineligible, or voluntarily excluded from participation in this covered transaction, unless authorized by the department or agency with which this transaction originated.

6. The prospective lower tier participant further agrees by submitting this form that it will include this clause titled "Certification Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion
         - Lower Tier Covered Transactions", without modification, in all lower tier covered transactions and in all solicitations for lower tier covered transactions.

7. A participant in a covered transaction may rely upon a certification of a prospective participant in a lower tier covered transaction that it is not debarred, suspended, ineligible, or voluntarily excluded from the covered transaction, unless it knows that the certification is erroneous. A participant may decide the method and frequency by which it determines the eligibility of its principals. Each participant may, but is not required to, check the Non-procurement List.

8. Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render in good faith the certification required by this clause. The knowledge and information of a participant is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

9. Except for transactions authorized under paragraph 5 of these instructions, if a participant in a covered transaction knowingly enters into a lower tier covered transaction with a person who is suspended, debarred, ineligible, or voluntarily excluded from participation in this transaction, in addition to other remedies available to the Federal Government, the department or agency with which this transaction originated may pursue available remedies, including suspension and/or debarment.

                                  CONFIDENTIAL

                                    EXHIBIT J

                              INTENTIONALLY DELETED

                                  CONFIDENTIAL

                                    EXHIBIT K

                                MARKETING SUPPORT


Nortel Networks may, at its option, request Supplier to provide the following marketing support at no cost:

1. Supplier will assist Nortel Networks in providing point-by-point responses to RFQs (Request for Quotations) and RFIs (Request for Information) with respect to the Products.

2.       Supplier will review and provide feedback on promotional material.

3. Supplier will make available non-operational demo units which have the same "Look" as the final Products.

4. For a period of six (6) months after the Effective Date, Supplier will, upon request of Nortel Networks, make joint sales presentations to potential and existing customers of Nortel Networks.

5. Subject to the confidentiality provisions of the Agreement, Nortel Networks and Supplier will mutually agree to a jointly-prepared press release to be delivered over the business wire by Nortel Networks; Such press release will describe the nature and scope of the Nortel Networks
         - Supplier relationship.

6. With Nortel Networks prior written approval and subject to the confidentiality provisions of the Agreement, Supplier may include a summary of Nortel Networks information on its website to include Nortel Networks logo, descriptions of the Nortel Networks-Supplier relationship, complementary products and customers.

7. Supplier may be invited to participate in Nortel Networks events to include tradeshows, industry forums, sponsored customer events, training events and partner pavilions. SONOMA may invite NORTEL to participate in SONOMA events to include tradeshows, industry forums, sponsored customer events, training events and partner pavilions.

    8. NORTEL NETWORKS agrees to display SONOMA/rebranded product at industry tradeshows where they have a booth presence and such display is appropriate.

    9. Nortel Networks, with input and assistance from SONOMA, will create customer collateral and sales tools on any rebranded/resell products, to include, but not be limited to, datasheets, brochures, presentations, application notes, white papers and customer profiles.

                                 CONFIDENTIAL

                                    EXHIBIT L

                          TRADE AGREEMENT - PROCEDURES


1.1 Supplier shall perform all administrative actions required to qualify Products and maintain qualification for preferential treatment under the rules of any applicable trade treaty between Canada, USA and Mexico, and any other applicable trade agreements including, without limitation, the North American Free Trade Agreement ("NAFTA"). If a Product qualifies under any one of these agreements, Supplier shall prepare and distribute an Exporter's Certificate of Origin according to Sections 1.2 and 1.3 below, whichever applies, and any other documents required. Supplier shall respond to the relevant trade agreement's Exporter's Certificate of Origin questionnaires and assist each Nortel Networks Company in resolving any Product eligibility issues. Supplier alone shall bear responsibility for all penalties and costs resulting from the relevant trade agreement's Exporter's Certificate of Origin subsequently being determined to be invalid.

1.2 If a relevant trade agreement's Exporter's Certificate of Origin is prepared for each shipment, Supplier shall (a) retain the original relevant trade agreement's Exporter's Certificate of Origin in Supplier's files with appropriate backup documentation, (b) attach a copy of the Exporter's Certificate of Origin to the customs/shipping documents for the qualifying Product, and (c) mark these customs/shipping documents with the legend: "Copy of the relevant trade agreement's Exporter's Certificate of Origin attached."

1.3 If a blanket relevant trade agreement's Exporter's Certificate of Origin is prepared, Supplier shall: (a) retain the original relevant trade agreement's Exporter's Certificate of Origin in Supplier's files with appropriate backup documentation, (b) mark the customs/shipping documents for the qualifying Product with the legend: "Copy of blanket relevant trade agreement's Exporter's Certificate of Origin on file at Nortel Networks customs offices in Milton, Ontario (Canada) and in Tonawanda, NY (USA)," and (c) mail copies of the blanket relevant trade agreement's Exporter's Certificate of Origin to the following offices:

         Canada:                                     USA:
         Nortel Networks Corporation                 Nortel Networks Inc.
         Dept. 1560                                  77 Oriskany Drive
         901 Steeles Avenue                          Tonawanda, NY, 14150
         Milton, Ontario, Canada  L9T 4B6            USA

                                 CONFIDENTIAL

                                   EXHIBIT M

                                    NOTICES


SUPPLIER :                    Sonoma Systems
                              4640 Admiralty Way, Suite 600
                              Marina del Rey, CA 90292

                              Attention: Contracts Manager/Chief Financial
                              Officer
                              Facsimile No: 310 305 2510


NORTEL NETWORKS:              Nortel Networks Corporation
                              8200 Dixie Road, Suite 100
                              Brampton, Ontario
                              Canada L6T 5P6
                              Attention: Vice-President and Deputy General
                              Counsel
         Facsimile No:        (905) 863-8425

         and:                 Nortel Networks Inc.
                              2375B North Glenville
                              Richardson, TX
                              75082

                              Attention: Senior Manager, OEM Product Management
         Facsimile No:        (972) 684 3920

                                  CONFIDENTIAL

                                    EXHIBIT N

                         ESCROW TERMS AND CONDITIONS AND
                                ESCROW AGREEMENT

1.       ESCROW TERMS AND CONDITIONS

1.1 To ensure uninterrupted availability of the Hardware and Software and their ongoing maintenance and support, by March 15, 2000, Nortel Networks and Supplier shall enter into an escrow agreement ("ESCROW AGREEMENT") with a mutually agreeable escrow agent ("ESCROW AGENT"). The Escrow Agreement shall be in a form and content reasonably acceptable to the Parties hereto and shall contain, as a minimum and without limitation, the terms and conditions set forth in this Article 1 and shall, when executed by all the Parties, be annexed hereto.

1.2 The Escrow Agreement shall provide, inter alia, for the deposit into escrow with the Escrow Agent, within twenty (20) calendar days of its execution, for storage at such Escrow Agent's premises, of all the Hardware Technical Information (as such term is defined in Article 1.12) and all Software Source Code (as such term is defined in Article 1.13) as are available and as are used by Supplier (or its subcontractors) for the manufacturing of Hardware and the creation of the Software and as are reasonably acceptable in form and content to Nortel Networks (the "ESCROW MATERIALS").

1.3 Supplier shall update the Escrow Materials as each new release of Hardware Technical Information and Software Source Code are created. Costs for updating and management of the Escrow Materials shall be for the account of Supplier. Supplier will use due care in ensuring the completeness and accuracy of the Escrow Materials provided. The Escrow Agent fee shall be paid by Nortel Networks.

         Immediately following the Release Date (as such term is defined in Article 1.6), at the request of Nortel Networks, Supplier shall either verify to Nortel Networks that the Escrow Materials is the most recent version of the Hardware Technical Information and Software Source Code then being used in Supplier's and its subcontractors' factories in their day-to-day operations, or promptly furnish to Nortel Networks such most recent version of the Hardware Technical Information and Software Source Code.

1.4 Escrow Materials shall remain under seal and unopened unless and until Nortel Networks is entitled to exercise its rights under the Escrow Agreement. Supplier shall be entitled to examine the Escrow Materials at the Escrow Agent's location at any time during normal business hours.

1.5 Supplier will provide to Nortel Networks, prior to the deposit of the relevant Escrow Materials pursuant to Article 1.2 above, such technical assistance, at an agreed upon location, as it reasonably requires to allow competent technical employee(s) of Nortel Networks to understand the Escrow Materials and to establish the sufficiency of its content. All documentation and other material created in the course of such technical assistance shall form part of Escrow Materials. Nortel Networks, at its option and expense, may request that the completeness and accuracy of any Escrow Materials be verified by the Escrow Agent or another party reasonably acceptable to the Parties. Such verification may be requested once per Escrow Materials deposit to the Escrow Agent. Supplier may in its discretion and at its expense designate a representative to be present at the verification.

1.6 The Escrow Agreement shall provide that the Escrow Agent will release the Escrow Materials to Nortel Networks on a release date ("RELEASE DATE") which is five (5) calendar days after the date of Nortel Networks' written request for the release of the required Escrow Materials accompanied by a declaration from a senior representative of Nortel Networks stating the particulars of the reasons for its request and confirm that copy of such request and declaration have been delivered to Supplier.

1.7 Subject to the provisions contained in Article 1.8, Supplier hereby grants to Nortel Networks a [*] worldwide license ("LICENSE") for a three (3) year period commencing as of the Release Date covering:

         (a) the non-exclusive right to use, and to sublicense the use to one or more subcontractors of, the Patent Rights as described in Article 1.11; and/or

         (b) the non-exclusive right to use and modify Escrow Materials to manufacture or have manufactured the Products; and/or

         (c) the non-exclusive right to use, and to sublicense the use to one or more subcontractors of, the Escrow Materials to maintain, support and repair the Hardware and to diagnose and correct errors in, and to generally support and maintain, the Software; and

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                CONFIDENTIAL

         (d) the right to, directly or indirectly, sell and support the Products including those modified hereunder.

1.8      A License shall solely be obtained by Nortel Networks hereunder,

         (a)      subject to the terms and conditions contained in this Article
                  1, and

         (b) upon the occurrence of any one of the Release Conditions described in Article 1.9 as identified in Nortel Networks' request pursuant to Article 1.6, and

         (c) effective only from the Release Date, giving effect to the release from escrow of the Escrow Materials, and

         (d) solely for the purpose of supplying and supporting Products to: (i) existing Nortel Networks customers as of the Release Date and (ii) customers to whom Nortel Networks has offered to sell the Products in response to an RFP or RFQ prior to the Release Date.

         The aforesaid rights shall include the right to communicate relevant portion of the Escrow Materials to subcontractors for the purpose of the exercise of the rights granted to Nortel Networks herein provided, however, that the recipients of the Escrow Materials be advised by Nortel Networks at the time, or before such communication, that proprietary information is being communicated and that such information is to be kept confidential and not used except as permitted hereunder and such recipients shall enter into a non-disclosure agreement with Nortel Networks .

         The Parties recognize that Nortel Networks, in the exercise of its rights hereunder, may make improvements, developments, inventions, changes or innovations related to Escrow Materials (hereinafter called "IMPROVEMENTS"). Nortel Networks shall have sole ownership of all rights in and to the information and intellectual property rights comprising Improvements.

         The Parties acknowledge that Supplier shall have sole ownership of all rights in and to the information and intellectual property comprising Escrow Materials.

1.9 The following shall be the release conditions ("RELEASE CONDITIONS") in order for Nortel Networks to have access to the Escrow Materials and to exercise the License granted hereunder:

         (a) the institution by Supplier of insolvency, receivership or bankruptcy proceedings or any other material proceedings for the settlement of its debts, including, without limitation, a reorganization, a compromise, an arrangement or assignment for the benefit of its creditors; or the institution of such proceedings against Supplier, in the event any of the foregoing has not been settled, terminated or dismissed, as the case may be, in Supplier's favor within twenty (20) calendar days after the commencement of any of the foregoing; or

         (b) Supplier's dissolution or ceasing to do business in the normal course and such event has not been cured, or a plan for the cure thereof has not been implemented, to the reasonable satisfaction of Nortel Networks within sixty (60) days of notice thereof from Nortel Networks; or

         (c) if a new owner of Supplier refuses to honor the terms of this Agreement as it relates to the manufacture, delivery or support of the Products for Nortel Networks and such event has not been cured, or a plan for the cure thereof has not been implemented, to the reasonable satisfaction of Nortel Networks within sixty (60) days of notice thereof from Nortel Networks; or

         (d) a Change made to the Products in breach of Supplier's obligations as set forth in Section 5 of the Agreement (Product and Process Change) and such event has not been cured, or a plan for the cure thereof has not been implemented, to the reasonable satisfaction of Nortel Networks within sixty (60) days of notice thereof from Nortel Networks; or

         (e)      Supplier's material failure to comply with the provisions of
                  Section 6.1.1 of the Agreement (ISO 9001 Certification); or

         (f) Supplier's continuing material breach of the terms and conditions of this Agreement related to Product: (i) delivery, including without limitation delivery of Product in conformance with the Specifications, (ii) repair or (iii) technical assistance and such material breach has not been cured, or a plan for the cure thereof has not been implemented, to the reasonable satisfaction of Nortel Networks within sixty (60) days of notice thereof from Nortel Networks.

1.10 During the period of six (6) months immediately following the Release Date, Supplier shall make available to Nortel Networks, reasonable technical assistance to facilitate the exercise of the rights granted under the License.

                                      CONFIDENTIAL

         Supplier shall be paid, in return for such services and visits, standard fees based on reasonable rates which Supplier establishes from time to time for such services and visits for the location from which the assistance is being provided, plus reasonable travel and living expenses incurred by Supplier personnel for such visits. Such fees shall be paid to Supplier by Nortel Networks within thirty (30) calendar days of invoicing therefor.

1.11 The License granted under Articles 1.7 and 1.8 hereof shall include the worldwide non-exclusive license under the patents and patent rights (herein collectively called "PATENT RIGHTS") of Supplier related to the Products, existing as of the Release Date or issued or granted or acquired during the term of this License; all patent licenses herein granted shall commence on the Release Date or when letters patent are issued or granted if subsequent hereto, and provided this License is not terminated pursuant to this Agreement, shall continue for the shortest of the entire term of the respective Patent Rights under which they are granted or are in force, or for that part of such terms for which Supplier has the right to grant such licenses, or the duration of the License.

1.12 For the purpose of this Article 1, "HARDWARE TECHNICAL INFORMATION" means that technical information necessary for the manufacture of Hardware, including without limitation, all design, technical, manufacturing information (including manufacturing processes, drawings and specifications including circuit schematics) of assemblies, sub-assemblies and parts, sole source and other components and ASICs (including the part number, name and location of the supplier) associated test requirements and lists of associated manufacturing tools and test equipment as well as repair and maintenance specifications and test procedures, as are used by Supplier for the manufacturing of Products.

1.13 For the purpose of this Article 1, "SOFTWARE SOURCE CODE" means the Software items comprised in the Products in source code form including all subsequent updates and enhancements thereto as follows: (a) one copy of the source code of said Software items in machine readable and printed forms, (b) a list of all commercially available development tools, editors and compilers necessary to make use of source code of said Software items (including name and location of supplier) and copies of any of the foregoing items which are proprietary to Supplier, and (c) the documentation describing the source code of said Software items which is required to assemble, test, support, customize and evolve the Products.

1.14 The Parties acknowledge that the Escrow Materials are 'intellectual property' within the purview of Section 101 (56) of the United States Bankruptcy Code 11 U.S.C. 101-1330 and that the Escrow Agreement is an agreement supplementary to this Agreement under Section 365 (n) of such Code and that both the Escrow Agreement and the Agreement shall be governed by Section 365 (n) of such Code in the event Supplier applies for bankruptcy relief.

1.15 The License shall terminate in the event that Nortel Networks breaches any material term of the License and such breach is not cured, or a plan implemented for the cure of such breach, to the reasonable satisfaction of Supplier, within sixty (60) days of receipt of notice thereof by Nortel Networks.

1.16     The Escrow Agreement shall terminate at the end of the Term.

                                ESCROW AGREEMENT

A copy of the Escrow Agreement shall be inserted here once it is executed by all Parties, as stipulated in Section 30 of the Agreement.